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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3615

Madison Mosaic Equity Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Reports to Shareholders.

ANNUAL REPORT

December 31, 2011

Madison Mosaic
Equity Trust

Investors Fund
Mid-Cap Fund
Disciplined Equity Fund
Balanced Fund
NorthRoad International Fund

Madison Mosaic(R) Funds

www.mosaicfunds.com

CONTENTS

Management’s Discussion of Fund Performance	1
2011 in Review	1
Outlook	1
Interview with Jay Sekelsky	2
Investors Fund	3
Mid-Cap Fund	5
Disciplined Equity Fund	7
Balanced Fund	9
NorthRoad International Fund	10
Notes to Management’s Discussion of Fund Performance	12
Portfolio of Investments
Investors Fund	13
Mid-Cap Fund	14
Disciplined Equity Fund	15
Balanced Fund	16
NorthRoad International Fund	18
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	32
Other Information	33
Trustees and Officers	37

Madison Mosaic Equity Trust

Management’s Discussion of Fund Performance

2011 IN REVIEW

A quick glance at the 2011 returns of the major domestic investment indices might suggest a benign and uneventful year for investors. The S&P 500, considered a benchmark for the U.S. domestic stock market, was virtually flat for the year, with dividend income responsible for almost all of the 2.1% positive total return. Yet a lot was going on under these start-to-finish indicators. The overseas indices provide a hint at some of the most important dislocations that were occurring behind these domestic stock returns. The MSCI EAFE Index, which is a widely used proxy for stock markets outside the U.S., slid -11.7% for the year, while emerging markets really took a beating, as shown by the MSCI Emerging Markets Index, which was down -18.4% for 2011. The volatility U.S. investors actually experienced is evident in the return of the S&P 500 from its 2011 high on April 29 to its low on October 3; a period in which the Index lost -18.6%. Bond investors experienced some of the same sort of drama as the yield on the 10-Year Treasury reached 3.7% on February 8 before dropping by more than half to its record-setting closing low of 1.7% on September 22.

In the U.S., 2011 began with considerable optimism as stock indices rose briskly in the first quarter. Stock prices had on their side the strength of corporate profits and balance sheets combined with reasonable market valuations as measured by price/earnings ratios. But these positives were tested over and over again this year by extraneous events. The first blow in 2011 came with the chain reaction of freedom movements in the Middle East. While the flowering of democratic impulse was heartening, change and uncertainty are never well received by stock markets, especially when coupled with concerns over the effect on oil prices. The tragic earthquake and tsunami in Japan soon followed, with the recognition this much damage to one of the world’s largest economies would likely have serious global impact. For much of the rest of the 2011, it was the almost daily ups and downs of the European debt crisis which sparked volatility and a continued inflow into the perceived safety of bonds, particularly U.S. Treasuries. The markets were not helped by the mid-year stalemate in Washington over the U.S. deficit, which seemed to drag on endlessly. This impasse eventually sparked Standard & Poor’s landmark downgrade of U.S. debt on August 6. But even the downgrade couldn’t stem the flight to safety, as demand continued to push Treasury yields lower through most of September.

By the beginning of the third quarter, it appeared that 2011 would be a great year for bonds and a distinctly bad one for stocks. While this held true for foreign markets, U.S. stocks staged a dramatic rally over the last few months of the year, bringing the major large-stock indices back into positive territory for 2011. This rally was fueled by the persistence of positive economic indicators, strong corporate fundamentals, and a sense that while the European situation was likely to remain troublesome, it might not actually be as calamitous for U.S. stocks as once feared.

OUTLOOK

Looking forward, we are impressed with the resiliency of the U.S. economy. Still, we expect below-average economic growth for 2012 as the debt deleveraging process continues. Many of the cautionary macroeconomic issues that existed at the start of 2011 still persist at year end: weak housing, strained government budgets, and stagnant wage growth. Europe remains a wild card, and the progression of the debt crisis appears likely to lead to continued periods of "risk on" and "risk off" for global financial markets throughout the coming year. All told, we believe volatility is here to stay until the heightened level of global uncertainty begins to subside.

In terms of stocks, although the year-end economic backdrop is far from optimal, we believe attractive valuations on high-quality U.S. and international stocks are a silver lining. Filtering out the daily market "noise," many high-quality multinationals appear to offer exceptional long-term return potential. When attractive valuations are paired with strong free cash flow generation and high earnings predictability, we believe high-quality companies offer the ideal characteristics

Annual Report | December 31, 2011 | 1

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance  | continued

to navigate through our growth challenged economic environment.

INTERVIEW WITH LEAD EQUITY MANAGER JAY SEKELSKY

Can you summarize the performance of the funds in Equity Trust in 2011?

In a year in which large-cap indices were up modestly, while mid-cap, small-cap, and international indices showed losses, Madison Mosaic Equity Trust’s returns were also mixed. We had positive returns from three of our funds with Mid-Cap up 5.10%, Disciplined Equity up 1.68% and Balanced up 1.73%. Investors was flat, while NorthRoad International showed strong relative performance while slipping -6.43% (recognizing, of course, that the first half of the year the fund was managed as the Small/Mid-Cap Fund). The S&P 500, a large-cap index, was up 2.11%; the Russell Midcap(R) Index fell -1.55%, and international markets really struggled, as shown by the broad MSCI EAFE Index, which dropped -11.67%.

The Investors and Disciplined Equity Funds ended the year at or close to where they began 2011, which put them a bit behind the S&P 500’s modest return. Essentially, the funds lost some ground in the first two months of 2011 during the more speculative market. From mid-February forward, the funds closed a large portion of the gap. So although the funds had a rough start, overall we were pleased with the performance of these two funds.

The year 2011 was particularly rewarding for the Mid-Cap Fund. In a volatile year it protected capital in down markets, but it also outperformed in the up markets. In fact, the fund outperformed its Russell Midcap(R) Index benchmark every quarter for the whole year. Attribution also showed a positive stock selection across all of the fund’s invested sectors for the full year. So that’s quite gratifying to us as managers.

Our newest fund, NorthRoad International, was up against a very difficult market, as investors fled from foreign stocks in the face of a series of disruptions which included the Middle East rebellions, the natural disasters in Japan, and the man-made sovereign debt crisis in Europe. While we couldn’t avoid the drag which took the major international indices down double-digits, our careful stock selection and focus on company fundamentals kept the fund well ahead of its international benchmark and peer average for the six months it operated under the international strategy.

In terms of general trends, we were heartened to see that the market seemed to be refocusing on risk, which is always an element in our stock selection process. High-quality stocks which have solid business fundamentals outperformed more speculative companies for the year, a reversal of a trend which had been in place since the market bounced off its lows in the spring of 2009. This change in leadership fits in well with our overall stock selection process, and we expect this trend to continue in 2012.

2 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance  | continued

MADISON MOSAIC INVESTORS FUND (MINVX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Investors seeks long-term capital appreciation through investments in large growth companies.
Net Assets: $36.3 million
Date of Inception: November 1, 1978
Ticker: MINVX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Investors Fund invests primarily in the common stocks of large-sized U.S. corporations. The fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to its prospects.

PERFORMANCE DISCUSSION WITH LEAD EQUITY MANAGER JAY SEKELSKY, CO-MANAGER OF MADISON MOSAIC INVESTORS FUND

How did the fund perform in 2011?

The Investors Fund ended the year where it started returning 0.00%, trailing its S&P 500 benchmark’s 2.11% return, while outperforming its Morningstar peer group, Large Growth, which showed an average return of -2.46%. It wasn’t just large-cap growth managers who had trouble keeping up with the market in 2011; both of the other Large-Cap Morningstar Categories had negative averages, with Value down -0.75% and Blend down -1.27%. One of the challenges was the way in which stocks tended to move on the macro factors, often global in nature, rather than on the underlying fundamentals. For large-cap companies, we observed significant correlation of returns among stocks in each sector, even while sectors showed quite disparate results. Looking back over the year, most of the fund’s underperformance occurred in the first quarter of the year, when low-quality and speculative companies had a period of favor. As the year progressed, the fund actually outperformed the market, other than a slight lag in the steep fourth quarter rally.

Have you made any significant changes to the portfolio since December 31, 2010?

As bottom-up stock pickers, we’re less thematic and more opportunistic. Because we seek companies with significant competitive advantages which we expect to be long term, and because we aren’t shifting the portfolio to reflect macro trends, we tend to make changes more gradually than some other managers. In 2011, the fund had turnover of 36%, which represents an average holding period of close to three years. This level of turnover implies that while we didn’t make drastic changes, there were shifts of note, even though we didn’t see major shifts in the fund’s sector concentration. That said, we saw our exposure to the more economically sensitive Consumer Discretionary Sector rise during the year, while we trimmed Consumer Staples. We also were able to find additional opportunities in financial stocks, while we retained the fund’s highest concentration in the Technology Sector.

In terms of individual securities, we sold all holdings in Costco Wholesale, Intel, IBM, Merck & Co., Noble Corp., Novartis, Southwest Energy Co., St. Jude Medical, Wells Fargo and Waste Management. New holdings include Becton Dickinson & Co., Brookfield Asset Management, Canadian Natural Resources Ltd., FLIR Systems Inc., Northern Trust Co., Occidental Petroleum, Staples, Stryker Corp., and United Parcel Service.

To give a better sense of how we make these changes, health care company Becton Dickinson can be illustrative. It’s a well-established, high-quality company which has been on our radar screens for some time. We purchased it late in the year as we were impressed with the company’s leadership position in providing injection devices and catheters, as well as its strong business in infection and cancer detection through its diagnostic testing areas. They’ve had a very consistent history of growth and high profitability, and they’ve been making consistent headway

Annual Report | December 31, 2011 | 3

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Investors Fund | continued

into emerging markets as well, so much so that it accounts for about 20 percent of their revenue these days. The emerging markets provide great opportunities and a source of potential growth for many years, as these countries expand access to high-end health care. The stock came under pressure during the third quarter when they had what we assessed as transitory issues. We took advantage of this pullback in the stock price to add this high-quality company to the fund’s portfolio at what we felt was a decidedly reasonable price.

What factors were the strongest contributors to fund performance?

Although 2011 was a relatively flat year for large-cap U.S. stocks, there was wide disparity in results by sector, with the strongest S&P 500 sector, Utilities, outperforming the worst, Financials, by approximately 33%. As a result, sector allocation proved to be an important factor in relative returns. The Health Care and Consumer Staples Sectors were both up double-digits for the year, and both of these areas were plusses for the fund’s results in 2011, with its Consumer Staples holdings outperforming the market. In general, the Financial Sector was a weak area for the year, but our emphasis on insurance companies and money managers was less of a drag than the results posted by the overall sector, which was hampered by the performance of banks with heavy credit exposure. The area that was most positive for the fund was the Technology Sector, where our high weighting in solid performers helped the portfolio.

On an individual stock basis, the greatest contribution to positive returns came from Technology holding Visa, whose stock was up more than 45% for the year, followed by Chevron, Kraft Foods, Google, IBM and Costco Warehouse, which we sold over the course of the year.

What factors were the largest constraints on performance?

Although the Utilities Sector is a small slice of the S&P 500, not having any holdings in the top-performing sector was a drag on performance, as was holding cash, particularly in the rapidly rising fourth quarter. Although the Energy Sector was up 2.8%, the fund’s holdings showed a small negative return for the period. This was also the case in Consumer Discretionary, where the fund showed a negative return against a sector that was up 4.4%. The primary culprit here was Staples, which suffered disappointing results in the wake of the slow economic recovery that was particularly hard on its core audience of small businesses. The fund’s health care holdings lagged their sector performance a bit over the course of the year. On an individual security level, the laggards were Bank of New York Mellon Corp., retailer Staples, and Brazilian energy concern Petrobas.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Consumer Discretionary	8.2%
Consumer Staples	11.1%
Energy	11.4%
Financials	18.5%
Health Care	14.5%
Industrials	7.4%
Information Technology	22.0%
Cash & Other	6.9%

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2011
% of net assets
Google Inc., Class A	5.00%
Microsoft Corp.	4.94%
Cisco Systems Inc.	4.44%
Target Corp.	4.44%
Johnson & Johnson	4.12%
PepsiCo Inc./NC	4.08%
3M Co.	3.76%
Berkshire Hathaway Inc., Class B	3.44%
US Bancorp	3.28%
Becton Dickinson & Co.	3.04%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1.2
See accompanying Notes to Management’s Discussion of Fund Performance.

4 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Mid-Cap Fund | continued

MADISON MOSAIC MID-CAP FUND (GTSGX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Mid-Cap seeks long-term capital appreciation through the investment in mid-sized growth companies.
Net Assets: $160.3 million
Date of Inception: July 21, 1983
Ticker: GTSGX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Mid-Cap Fund invests primarily in the common stocks of mid-sized U.S. corporations. The fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to its prospects.

PERFORMANCE DISCUSSION WITH RICH EISINGER, CO-MANAGER OF MADISON MOSAIC MID-CAP FUND

How would you characterize the performance of Madison Mosaic Mid-Cap in 2011?

For some time we’ve been wary of the market’s indifference to risk, and 2011 was a year in which that trend appeared to reverse. In a highly volatile year, the fund protected capital in down markets, but also outperformed in the up markets, which hasn’t always been the case historically, especially when those rallies were more speculative. The fund ended the full year with a significant advantage over the benchmark Russell Midcap(R) Index, as the fund returned 5.10% while the Index lost -1.55%. The fund’s performance was even stronger in relation to its Morningstar peer group, Mid-Cap Growth, which lost -3.96%. Attribution also demonstrated that every sector in which the fund invested showed a positive stock selection for the full year. So those were gratifying results for us and the primary reason for its outperformance in 2011.

Did you make any significant changes to the portfolio since December 31, 2010?

Portfolio turnover was 32% for the year, which was consistent with its historic range. One addition over the course of the year was Valspar Corporation, a member of the Materials Sector. Valspar produces paint and coatings for a wide range of industrial applications. Our analysis showed that Valspar’s valuation wasn’t reflecting its attractive opportunities to expand its industrial coatings business into some new, large markets or the company’s ability to take market share in the consumer paint business. The fund saw an almost immediate positive impact from this addition, as the stock rallied strongly in the fourth quarter following its August and September purchases.

Late in the year, we added to the fund’s position in Richie Brothers Auctioneers. Ritchie Brothers is the world’s largest auctioneer selling used industrial equipment, such as industrial sized cranes, dump trucks and large earthmovers. It’s what we call a tollgate business. Ritchie Brothers is the third party that facilitates the sale of equipment between the seller and buyer, taking roughly a 10% commission. Their costs include inexpensive land where they hold these auctions and IT systems so they can conduct the auctions over the Internet, as they reach out to a global set of buyers and salespeople. We believe their growth potential is large since there are few obstacles to expanding worldwide, especially once demand returns with economic recovery. They currently have about 3% of the total global market, while possessing about a 20% share of the Canadian market, suggesting considerable potential to gain global market share. The stock has been depressed on global construction concerns which provided, in our view, a long-term opportunity to own a very high-quality business. We added to this position as it sold off in the fourth quarter.

Annual Report | December 31, 2011 | 5

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Mid-Cap Fund | continued

What factors were the strongest contributors to fund performance?

We achieved solid, consistent performance throughout the year within several areas in the portfolio. On a sector basis, the fund’s Consumer Discretionary, Consumer Staples, and Materials holdings posted double digit returns. Within the Financial Sector, which produced very strong relative returns for the fund, the insurance stocks that it owns, W.R. Berkley, Arch Capital, and Markel, were strongly additive to performance as a group. These stocks continue to grow book value nicely, and there are signs that insurance pricing, at the least, is stabilizing.

The Consumer Discretionary Sector was also very strong for the fund. Its most additive stock in this area was TJX, the off-price retailer with outlets under the T.J. Maxx and Marshalls names. It proved to be an ideal stock for this environment as its stores offer an attractive value proposition to consumers who are very frugal in this economy. Industrials were also a very strong sector for the fund. Copart, the seller of salvage vehicles, and Wabtec, a manufacturer of train components, two very high-confidence businesses for us, were quite strong on a relative basis and very additive to performance.

What factors were the largest constraints on performance?

One disappointment in the Consumer Discretionary sector was Staples, the seller of office products. We’ve had anemic white-collar employment growth and a lack of small and midsize business formation, and that really hampered results. Another stock that hurt performance, Brookfield Asset Management, was one of the fund’s larger holdings. It had strong years in 2009 and 2010, but was detractive from performance in 2011. Investors’ negative sentiment towards financials in general, and commercial real estate specifically, impacted the stock. Brookfield is also invested in several infrastructure-related businesses that have indirect ties to China. Towards the end of the year, concerns emerged that the Chinese economy was slowing, which furthered negative sentiment on the stock. However, Brookfield continues to generate strong cash flow and we have a great deal of confidence in management’s ability to allocate capital and create value for shareholders.

What do you see for Mid-Cap looking ahead to 2012?

We feel stocks offer very good long-term opportunity at this juncture. The U.S. banking system has improved relative to where it was a few years ago. Balance sheets have improved and a significant amount of bad debt has been written off. While there isn’t great demand for loans yet, that should eventually come as the economy picks up. The housing bubble created great risk and a lot of problems, but that bubble has popped. We feel that the bulk of the risk here is behind us and the likelihood of another financial debacle like we witnessed in 2008 is a very low probability.

It’s true that the consumer still faces headwinds with unemployment high and rising commodity costs. But the deleveraging process has begun, which is a good sign. It will still take some time, however, to completely work itself out. Housing represents a large part of the economy and we have confidence that over time, demand for housing will reach equilibrium with supply. When reached, this should positively impact unemployment and boost the domestic economy in general. Meanwhile, corporations are generally in good shape with strong balance sheets. Europe and the political situation in Washington certainly create a lot of uncertainty, but generally U.S. corporations have found a way to navigate through rough waters and continue to create shareholder value. We think that when investors look back at this period from the vantage point of several years in the future, it will be seen to have been an opportune time to invest in high-quality stocks.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Consumer Discretionary	18.8%
Consumer Staples	4.0%
Energy	5.8%
Financials	24.9%
Health Care	9.0%
Industrials	14.2%
Information Technology	9.8%
Materials	7.3%
Cash & Other	6.2%

6 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Mid-Cap Fund | continued

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2011
% of net assets
Markel Corp.	4.57%
Brookfield Asset Management Inc.	4.40%
TJX Cos. Inc.	4.17%
Ecolab Inc.	3.75%
Valspar Corp.	3.56%
WR Berkley Corp.	3.53%
Copart Inc.	3.36%
CarMax Inc.	3.24%
DENTSPLY International Inc.	3.18%
Laboratory Corp. of America Holdings	3.09%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1.2
See accompanying Notes to Management’s Discussion of Fund Performance.

MADISON MOSAIC DISCIPLINED EQUITY (MADEX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Disciplined Equity seeks long-term growth with diversification among all equity market sectors.
Net Assets: $164.2 million
Date of Inception: December 31, 1997
Ticker: MADEX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Disciplined Equity Fund invests primarily in the common stocks of large-sized U.S. corporations. The fund seeks to maintain an overall sector weighting in line with the broader market, with monthly rebalancing. The fund typically owns 50-70 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to its prospects.

PERFORMANCE DISCUSSION WITH JAY SEKELSKY, CO-MANAGER OF MADISON MOSAIC DISCIPLINED EQUITY FUND

How would you characterize the performance of the Disciplined Equity Fund for the period?

Against the fund’s benchmark S&P 500’s return of 2.11%, Disciplined Equity showed a gain of 1.68%. While trailing the Index a bit, the fund was ahead of its Morningstar Large Blend peer group which had a return of -1.27%. With our portfolio currently allocated across S&P 500 sectors, the relative results against the S&P 500 were largely a function of our stock selection. Given that the S&P 500 is an unmanaged index that has no expenses, we are please with our stock selection against the Index, with our emphasis on high-quality holdings playing out well for most of the year.

Have you made any significant changes to the portfolio since December 31, 2010?

As in the past, our equity positions are concentrated in large-cap companies which retain a leadership position in their industries and have shown the ability to produce

Annual Report | December 31, 2011 | 7

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Disciplined Equity Fund | continued

predictable earnings over time. In a volatile year, the fund’s turnover ratio was a bit higher than we would expect over time, at 57%, which suggests a holding period of slightly less than two years.

Although the management team’s objective is to maintain relative sector neutrality against the S&P 500, we are dedicated to actively managing a select group of stocks within each of these sectors. At the beginning of the period, the fund had 55 holdings and at the end of the period it held 51. Our goal is to own the highest quality companies we can in each sector of the market, a judgment made on an array of business metrics that boil down to a combination of attractive valuation and the ability to produce consistent, predictable earnings going forward. In many cases, this means selling a stock and replacing it with another we feel has greater potential.

 This is what we did, for example, in the Consumer Staples Sector when we sold Walgreen Co. on disappointing business projections and added Nestle, a well-positioned international company which we felt was being unfairly punished by the European sovereign debt crisis. Our mid-year sale of Walgreen worked out well as the fund harvested positive returns for the year in a company which ended up dropping -13.3% for the period. While the turmoil in Europe kept pressure on Nestle’s stock price, we remain optimistic about the company’s prospects and potential with what we feel was an attractive year-end valuation.

What factors had the largest impact on this period’s performance?

The year saw quite a bit of disparity in S&P 500 sector returns, with Utilities and Consumer Staples up 14.8% and 10.5%, respectively, while Financials sank -18.4% and Materials dropped -11.6%. The fund’s results were similarly diverse, with strong double-digit returns from its utilities and consumer staples holdings, but negative returns from its financial, energy, and industrial holdings. That said, the fund’s financial stocks were much stronger than the overall market sector, as we emphasized insurance and money management companies over credit-sensitive banks. As a result, the fund had its best relative returns in this sector, followed by excellent relative and real results in technology.

In terms of individual stocks, among the fund’s best contributors were technology holding Qualcomm, discount retailer TJX Companies, alternative energy leader NextEra Energy Inc., and UnitedHealth Group Inc.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Consumer Discretionary	9.9%
Consumer Staples	11.5%
Energy	11.4%
Financials	14.2%
Health Care	12.1%
Industrials	10.5%
Information Technology	18.3%
Materials	4.0%
Telecommunication Services	2.4%
Utilities	3.0%
Cash & Other	2.7%

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2011
% of net assets
Google Inc., Class A	3.90%
Johnson & Johnson	3.55%
Microsoft Corp.	3.22%
PepsiCo Inc./NC	3.01%
NextEra Energy Inc.	2.97%
Berkshire Hathaway Inc., Class B	2.64%
3M Co.	2.63%
Schlumberger Ltd.	2.48%
Cisco Systems Inc.	2.47%
AT&T Inc.	2.43%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1.2
See accompanying Notes to Management’s Discussion of Fund Performance.

8 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Balanced Fund | continued

MADISON MOSAIC BALANCED (BHBFX)

FUND-AT-A-GLANCE
Objective: For the period covered by this report, Madison Mosaic Balanced seeks to provide substantial current dividend income while providing opportunity for capital appreciation by investing in a combination of mid-to-large companies and government agency and investment grade corporate bonds.

Net Assets: $11.2 million
Date of Inception: December 18, 1986
Ticker: BHBFX

INVESTMENT STRATEGY HIGHLIGHTS

For the period covered by this report, Madison Mosaic Balanced Fund invested primarily in the common stocks of large-sized U.S. corporations along with an actively managed portfolio of investment-grade intermediate-term bonds. The bond exposure was targeted to be at least 30% of the fund’s total assets. The fund typically owned 25-40 securities on the stock side which were selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. Bonds were managed to seek the best risk-adjusted return through active management of sectors (corporate, Treasury and Agency), duration, and yield-curve positioning.

PERFORMANCE DISCUSSION WITH JAY SEKELSKY AND PAUL LEFURGEY, CO-MANAGERS

How did the Balanced Fund perform for the year?

The Balanced Fund rose 1.73% for the year, a return just short of the S&P 500’s return of 2.11%. The fund outperformed its Morningstar category of Moderate Allocation which lost -0.11%. This one-year period was one which saw mixed results in the stock market, while just about every bond category had a strong year, although the returns on the shortest bonds continued to be constrained by extremely low interest rates. The fund’s bond holdings, which were conservatively postured with a short duration, had positive returns that trailed the overall bond market in a year in which long bonds soundly outperformed intermediate and short bonds. On the stock side, the portfolio mirrored the results of the Trust’s large-cap stock funds, Investors and Disciplined Equity, which modestly trailed the S&P 500 for the year for the reasons described above for those funds.

COMMON STOCK ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2011
Consumer Discretionary	6.8%
Consumer Staples	10.8%
Energy	7.4%
Financials	13.7%
Health Care	11.7%
Industrials	6.4%
Information Technology	7.4%
Materials	1.1%

PORTFOLIO INVESTMENT BLEND AS A PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2011
Common Stocks	65.3%
Corporate Bonds	18.1%
Government Bonds	14.4%
Cash & Other	2.2%

TOP FIVE STOCK AND FIXED INCOME HOLDINGS AS OF DECEMBER 31, 2011
Top Five Stock Holdings (65.3% of net assets in stocks)	% of net assets

Microsoft Corp.	3.26%
Chevron Corp.	3.14%
Target Corp.	3.04%
PepsiCo Inc./NC	2.98%
Pfizer Inc.	2.94%

Top Five Fixed Income Holdings (32.5% of net assets in fixed income)	% of net assets

U.S. Treasury Note, 0.625%, 1/31/13	1.57%
U.S. Treasury Note, 0.625%, 12/31/12	1.57%
Federal Home Loan Bank, 5.5%, 8/13/14	1.51%
Freddie Mac, 4.875%, 11/15/13	1.45%
U.S.Treasury Note, 3.75%, 11/15/18	1.40%

Annual Report | December 31, 2011 | 9

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Balanced Fund | continued

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1.2
See accompanying Notes to Management’s Discussion of Fund Performance.
NORTHROAD INTERNATIONAL FUND (NRIEX)

FUND-AT-A-GLANCE
Objective: Beginning June 30, 2011, NorthRoad International seeks capital appreciation through investments in common stocks based outside the United States.
Net Assets: $1.6 million
Date of Inception: December 31, 2008*
Ticker: NRIEX

INVESTMENT STRATEGY HIGHLIGHTS

NorthRoad International returned -6.43% for 2011, a period which includes six months of operation under the fund’s previous small/mid-cap mandate. These domestic stock holdings were liquated on June 29, 2011 and the fund began implementing its new international strategy thereafter. The year 2011 was a tough year for international stocks, as the fund’s Morningstar peer group, Foreign Large Blend, dropped -13.97%, while the fund’s international benchmark, the MSCI EAFE Index, fell -11.67%.

In terms of the international management for the second half of the period, the environment was particularly difficult, with the EAFE Index dropping -16.16% for these six months. NorthRoad International showed considerably more resilience, with a second half return of -12.86%. The portfolio’s advantage during these months was largely due to management’s preference for high-quality, consistently profitable, well-established large companies who typically weather downturns better than the market as a whole, particularly economically sensitive cyclical or speculative enterprises.

While these results look discouraging, they actually reflect positive fourth quarter returns, a trend which brightens the prospects for 2012. Signs of improvement in the U.S. economy and hopes for improved coordination in the Eurozone, where the fund has its largest regional exposure, helped pare the sharp declines experienced in the third quarter. However, investors’ willingness to take on risk continued to be hampered by the European sovereign debt crisis. The sizeable amount of European sovereign debt that needs to be issued in 2012 and the potential impact of austerity programs on European economies continue to weigh heavily on sentiment. While the situation is most acute in the Eurozone, high levels of public indebtedness are a concern across the developed world. A slowdown in growth in key emerging markets also has dampened investor expectations. The outlook for the global economy is challenging and uncertain, however we continue to believe there are high quality businesses with strong balance sheets and healthy returns on capital trading at attractive

10 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • NorthRoad Intl Fund | concluded

valuations. Just as environments of too much optimism in the markets make it difficult to find value, periods of pessimism create compelling opportunities for long-term, disciplined investors.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Consumer Discretionary	4.5%
Consumer Staples	20.3%
Energy	12.3%
Financials	10.7%
Health Care	15.4%
Industrials	4.7%
Information Technology	9.0%
Materials	13.4%
Telecommunication Services	5.1%
Cash & Other	4.6%

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2011
% of net assets
Novartis AG, ADR	3.72%
Royal Dutch Shell PLC, ADR	3.52%
Diageo PLC, ADR	3.41%
GlaxoSmithKline PLC, ADR	3.39%
Unilever PLC, ADR	3.36%
Nestle S.A., ADR	3.30%
Givaudan S.A., ADR	3.29%
Total S.A., ADR	3.19%
Roche Holding AG, ADR	3.16%
Sanofi, ADR	3.15%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1.2

See accompanying Notes to Management’s Discussion of Fund Performance.

Annual Report | December 31, 2011 | 11

Madison Mosaic Equity Trust

NOTES TO MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

1This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.

2Past performance is not predictive of future performance. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares and assumes all dividends have been reinvested.

3Prior to June 30, 2011, the NorthRoad International Fund was known as the Small/Mid-Cap Fund and had different investment objectives and strategies.  Its portfolio holdings were liquidated on June 29, 2011, and the fund began inmplementing its new investment objectives and strategies thereafter.

4Due to the change in investment objectives and strategies effective June 30, 2011 (see footnote 3), the primary benckmark was changed from the Russell 2500(R) Index to the MSCI EAFE Index. The Russell 2500(R) will no longer be presented in future reports. The performance of the Fund under its respective investment objectives and strategies and its corresponding benchmark return was as follows:

	1/1/11-6/30/11	7/1/11-12/31/11
Small/Mid-Cap Fund	6.84%	–
Russell 2500(R)	8.06%	–
NorthRoad International Fund	–	-12.43%
MSCI EAFE	–	-16.21%

BENCHMARK DESCRIPTIONS

The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of United States dollar-denominated United States Treasuries, government-related and investment-grade United States corporate securities that have a remaining maturity of greater than or equal to one year and less than 10 years. The Index does not reflect any investment management fees or transaction expenses, nor the effect of taxes, fees or other charges.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000(R) Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. Neither index reflects any investment management fees or transaction expenses, nor the effects of taxes, fees or other charges.

The Russell 2500(R) Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Index does not reflect any investment management fees or transaction expenses, nor the effect of taxes, fees or other charges.

The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The index does not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other charges.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not reflect any investment management fees or transaction expenses, nor the effect of taxes, fees or other charges.

12 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust | December 31, 2011

Investors Fund • Portfolio of Investments

	Shares	Value (Note 1)
COMMON STOCK - 93.1%
Consumer Discretionary - 8.2%
Staples Inc.	54,326	$ 754,588
Target Corp.	31,530	1,614,967
Walt Disney Co./The	16,506	618,975
		2,988,530
Consumer Staples - 11.1%
Coca-Cola Co./The	10,858	759,734
Diageo PLC, ADR	8,881	776,377
Kraft Foods Inc., Class A	26,755	999,567
PepsiCo Inc.	22,348	1,482,790
		4,018,468
Energy - 11.4%
Apache Corp.	7,070	640,401
Canadian Natural Resources Ltd.	22,978	858,688
Chevron Corp.	9,493	1,010,055
Occidental Petroleum Corp.	7,989	748,569
Schlumberger Ltd.	12,921	882,633
		4,140,346
Financials - 18.5%
Bank of New York Mellon Corp./The	37,003	736,730
Berkshire Hathaway Inc., Class B*	16,376	1,249,489
Brookfield Asset Management Inc.	30,269	831,792
Franklin Resources Inc.	9,518	914,299
Markel Corp.*	2,365	980,694
Northern Trust Corp.	20,857	827,189
US Bancorp	44,115	1,193,311
		6,733,504
Health Care - 14.5%
Becton Dickinson & Co.	14,775	1,103,988
Johnson & Johnson	22,831	1,497,257
Laboratory Corp. of America Holdings*	8,505	731,175
Stryker Corp.	19,033	946,130
UnitedHealth Group Inc.	19,731	999,967
		5,278,517
	Shares	Value (Note 1)
Industrials - 7.4%
3M Co.	16,713	$ 1,365,953
Jacobs Engineering Group Inc.*	14,232	577,535
United Parcel Service Inc., Class B	10,240	749,466
		2,692,954
Information Technology - 22.0%
Cisco Systems Inc.	89,140	1,611,651
FLIR Systems Inc.	33,205	832,449
Google Inc., Class A*	2,813	1,816,917
Microsoft Corp.	69,092	1,793,628
QUALCOMM Inc.	18,508	1,012,388
Visa Inc., Class A	9,161	930,116
		7,997,149
Total Common Stock (Cost $31,428,024)		33,849,468
Repurchase Agreement - 6.9%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 1/3/12, collateralized by $1,617,889 in Fannie Mae Pool #695167 due 5/1/33 and $931,739 in Fannie Mae Pool #729590 due 7/1/18. Proceeds at maturity are $2,499,749 (Cost $2,499,748)		2,499,748
TOTAL INVESTMENTS - 100.0% (Cost $33,927,772)		36,349,216
NET OTHER ASSETS AND LIABILITIES - 0.0%		(10,397)
TOTAL ASSETS - 100.0%		$ 36,338,819

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 13

Madison Mosaic Equity Trust | December 31, 2011

Mid-Cap Fund • Portfolio of Investments
	Shares	Value (Note 1)
COMMON STOCK - 93.8%
Consumer Discretionary - 18.8%
Bed Bath & Beyond Inc.*	62,955	$ 3,649,501
CarMax Inc.*	170,194	5,187,513
Discovery Communications Inc., Class C*	89,393	3,370,116
Liberty Global Inc., Class C*	87,969	3,476,535
Omnicom Group Inc.	94,590	4,216,822
Staples Inc.	252,247	3,503,711
TJX Cos. Inc.	103,519	6,682,152
		30,086,350
Consumer Staples - 4.0%
Brown-Forman Corp., Class B	39,569	3,185,700
McCormick & Co. Inc.	63,740	3,213,771
		6,399,471
Energy - 5.8%
Ensco PLC, ADR	54,205	2,543,299
EOG Resources Inc.	36,568	3,602,314
Noble Corp.*	104,780	3,166,451
		9,312,064
Financials - 24.9%
Arch Capital Group Ltd.*	115,510	4,300,437
Brookfield Asset Management Inc.	256,448	7,047,191
Brown & Brown Inc.	144,201	3,263,269
Glacier Bancorp Inc.	184,786	2,222,976
Leucadia National Corp.	157,998	3,592,875
M&T Bank Corp.	49,304	3,763,867
Markel Corp.*	17,671	7,327,633
T Rowe Price Group Inc.	49,682	2,829,390
WR Berkley Corp.	164,644	5,662,107
		40,009,745
Health Care - 9.0%
DENTSPLY International Inc.	145,784	5,100,982
Laboratory Corp. of America Holdings*	57,582	4,950,324
Techne Corp.	63,176	4,312,394
		14,363,700
	Shares	Value (Note 1)
Industrials - 14.2%
Copart Inc.*	112,473	$ 5,386,332
IDEX Corp.	127,433	4,729,039
Jacobs Engineering Group Inc.*	118,125	4,793,512
Ritchie Bros Auctioneers Inc.	174,642	3,856,095
Wabtec Corp./DE	58,509	4,092,705
		22,857,683
Information Technology - 9.8%
Amphenol Corp., Class A	56,766	2,576,609
Broadridge Financial Solutions Inc.	204,689	4,615,737
FLIR Systems Inc.	166,073	4,163,450
Western Union Co./The	239,285	4,369,344
		15,725,140
Materials - 7.3%
Ecolab Inc.	103,935	6,008,482
Valspar Corp.	146,308	5,701,623
		11,710,105
Total Common Stock (Cost $125,910,273)		150,464,258
Repurchase Agreement - 4.9%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 1/3/12, collateralized by $5,029,011 in Fannie Mae Pool #695167 due 5/1/33 and $2,896,198 in Fannie Mae Pool #729590 due 7/1/18. Proceeds at maturity are $7,770,166 (Cost $7,770,164)		7,770,164
TOTAL INVESTMENTS - 98.7% (Cost $133,680,437)		158,234,422
NET OTHER ASSETS AND LIABILITIES - 1.3%		2,093,346
TOTAL ASSETS - 100.0%		$160,327,768

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

14 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust | December 31, 2011

Disciplined Equity Fund • Portfolio of Investments
	Shares	Value (Note 1)
COMMON STOCK - 97.3%
Consumer Discretionary - 9.9%
Discovery Communications Inc., Class C*	59,850	$ 2,256,345
Omnicom Group Inc.	68,402	3,049,361
Staples Inc.	179,245	2,489,713
Target Corp.	63,840	3,269,885
TJX Cos. Inc.	47,720	3,080,326
Walt Disney Co./The	58,180	2,181,750
		16,327,380
Consumer Staples - 11.5%
Coca-Cola Co./The	31,430	2,199,157
Costco Wholesale Corp.	23,705	1,975,101
Diageo PLC, ADR	40,245	3,518,218
Kraft Foods Inc., Class A	80,560	3,009,722
Nestle S.A., ADR	55,410	3,199,805
PepsiCo Inc.	74,500	4,943,075
		18,845,078
Energy - 11.4%
Apache Corp.	37,054	3,356,351
Canadian Natural Resources Ltd.	67,455	2,520,793
Chevron Corp.	23,349	2,484,334
ConocoPhillips	49,765	3,626,375
Occidental Petroleum Corp.	29,400	2,754,780
Schlumberger Ltd.	59,676	4,076,468
		18,819,101
Financials - 14.2%
Bank of New York Mellon Corp./The	110,000	2,190,100
Berkshire Hathaway Inc., Class B*	56,774	4,331,856
Brookfield Asset Management Inc.	105,985	2,912,468
Franklin Resources Inc.	26,941	2,587,952
M&T Bank Corp.	27,305	2,084,464
Markel Corp.*	7,646	3,170,567
Northern Trust Corp.	65,765	2,608,240
US Bancorp	126,610	3,424,800
		23,310,447
Health Care - 12.1%
Becton Dickinson & Co.	44,300	3,310,096
Johnson & Johnson	88,890	5,829,406
Laboratory Corp. of America Holdings*	30,176	2,594,231
Novartis AG, ADR	54,780	3,131,773
Stryker Corp.	62,750	3,119,303
UnitedHealth Group Inc.	38,910	1,971,958
		19,956,767
	Shares	Value (Note 1)
Industrials - 10.5%
3M Co.	52,798	$ 4,315,181
Copart Inc.*	40,180	1,924,220
Emerson Electric Co.	49,925	2,326,006
Jacobs Engineering Group Inc.*	56,615	2,297,437
Rockwell Collins Inc.	44,600	2,469,502
United Parcel Service Inc., Class B	52,665	3,854,551
		17,186,897
Information Technology - 18.3%
Cisco Systems Inc.	224,815	4,064,655
FLIR Systems Inc.	110,325	2,765,848
Google Inc., Class A*	9,907	6,398,931
International Business Machines Corp.	12,993	2,389,153
Microsoft Corp.	203,525	5,283,509
QUALCOMM Inc.	62,775	3,433,793
Visa Inc., Class A	26,804	2,721,410
Western Union Co./The	160,425	2,929,360
		29,986,659
Materials - 4.0%
Ecolab Inc.	49,000	2,832,690
International Flavors & Fragrances Inc.	30,250	1,585,705
Praxair Inc.	19,680	2,103,792
		6,522,187
Telecommunication Services - 2.4%
AT&T Inc.	132,170	3,996,821
Utilities - 3.0%
NextEra Energy Inc.	80,245	4,885,316
Total Common Stock (Cost $152,841,429)		159,836,653
Repurchase Agreement - 2.7%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 1/3/12, collateralized by $2,816,979 in Fannie Mae Pool #695167 due 5/1/33 and $1,622,292 in Fannie Mae Pool #729590 due 7/1/18. Proceeds at maturity are $4,352,425 (Cost $4,352,424)		4,352,424
TOTAL INVESTMENTS - 100.0% (Cost $157,193,853)		164,189,077
NET OTHER ASSETS AND LIABILITIES - 0.0%		40,727
TOTAL ASSETS - 100.0%		$164,229,804

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 15

Madison Mosaic Equity Trust | December 31, 2011

Balanced Fund • Portfolio of Investments
	Shares	Value (Note 1)
COMMON STOCK - 65.3%
Consumer Discretionary - 6.8%
Omnicom Group Inc.	2,700	$ 120,366
Staples Inc.	11,835	164,388
Target Corp.	6,645	340,357
Time Warner Inc.	3,700	133,718
		758,829
Consumer Staples - 10.8%
Coca-Cola Co./The	2,185	152,884
Diageo PLC, ADR	1,869	163,388
Kraft Foods Inc., Class A	5,640	210,710
Nestle S.A., ADR	1,500	86,622
PepsiCo Inc.	5,017	332,878
Procter & Gamble Co./The	2,600	173,446
Wal-Mart Stores Inc.	1,400	83,664
		1,203,592
Energy - 7.4%
Chevron Corp.	3,300	351,120
ConocoPhillips	4,400	320,628
Ensco PLC, ADR	3,400	159,528
		831,276
Financials - 13.7%
Axis Capital Holdings Ltd.	3,800	121,448
Bank of New York Mellon Corp./The	7,707	153,446
BlackRock Inc.	700	124,768
Franklin Resources Inc.	2,023	194,330
M&T Bank Corp.	1,300	99,242
Northern Trust Corp.	3,347	132,742
Travelers Cos. Inc./The	4,600	272,182
US Bancorp	10,055	271,988
Wells Fargo & Co.	5,900	162,604
		1,532,750
Health Care - 11.7%
Johnson & Johnson	4,870	319,375
Medtronic Inc.	4,400	168,300
Merck & Co. Inc.	7,700	290,290
Novartis AG, ADR	3,635	207,813
Pfizer Inc.	15,200	328,928
		1,314,706
Industrials - 6.4%
3M Co.	3,494	285,564
Emerson Electric Co.	1,600	74,544
Illinois Tool Works Inc.	2,500	116,775
United Parcel Service Inc., Class B	2,135	156,261
Waste Management Inc.	2,700	88,317
		721,461
	Shares	Value (Note 1)
Information Technology - 7.4%
Cisco Systems Inc.	10,000	$ 180,800
Intel Corp.	4,650	112,762
International Business Machines Corp.	400	73,552
Linear Technology Corp.	3,100	93,093
Microsoft Corp.	14,055	364,868
		825,075
Materials - 1.1%
Air Products & Chemicals Inc.	1,400	119,266
Total Common Stock (Cost $6,955,300)		7,306,955
	Par Value
CORPORATE NOTES AND BONDS - 18.1%
Consumer Discretionary - 0.5%
Comcast Cable Communications Holdings Inc., 8.375%, 3/15/13	$ 55,000	59,831
Consumer Staples - 2.0%
Costco Wholesale Corp., 5.3%, 3/15/12	100,000	100,931
Sysco Corp., 5.25%, 2/12/18	100,000	117,347
		218,278
Energy - 4.0%
BP Capital Markets PLC, 3.875%, 3/10/15	52,000	55,568
Devon Energy Corp., 6.3%, 1/15/19	100,000	122,495
Marathon Oil Corp., 6%, 10/1/17	100,000	116,495
Valero Energy Corp., 6.875%, 4/15/12	150,000	152,449
		447,007
Financials - 4.3%
Allstate Corp./The, 6.2%, 5/16/14	100,000	111,588
American Express Co., 4.875%, 7/15/13	150,000	156,918
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	100,000	110,853
General Electric Capital Corp., 4.8%, 5/1/13	100,000	104,722
		484,081
Health Care - 1.3%
Abbott Laboratories, 5.6%, 11/30/17	125,000	149,461
Industrials - 1.1%
United Parcel Service Inc., 5.5%, 1/15/18	100,000	119,991
Information Technology - 4.8%
Cisco Systems Inc., 5.5%, 2/22/16	100,000	116,482
Hewlett-Packard Co., 4.5%, 3/1/13	100,000	102,874
Oracle Corp., 4.95%, 4/15/13	100,000	105,638
Texas Instruments Inc., 2.375%, 5/16/16	100,000	104,275
Western Union Co./The, 5.93%, 10/1/16	100,000	112,794
		542,063
Total Corporate Notes and Bonds (Cost $1,900,463)		2,020,712

See accompanying Notes to Financial Statements.

16 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust | Balanced Fund • Portfolio of Investments | December 31, 2011 | concluded

	Par Value	Value (Note 1)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.4%
Fannie Mae - 2.3%
4.875%, 5/18/12	$ 150,000	$ 152,780
2.375%, 7/28/15	100,000	105,598
		258,378
Federal Home Loan Bank - 1.5%
5.5%, 8/13/14	150,000	169,162
Freddie Mac - 1.5%
4.875%, 11/15/13	150,000	162,564
U.S. Treasury Note - 9.1%
1%, 4/30/12	15,000	15,049
1.875%, 6/15/12	75,000	75,624
0.625%, 12/31/12	175,000	175,848
0.625%, 1/31/13	175,000	175,882
0.5%, 11/15/13	75,000	75,357
4.25%, 8/15/14	100,000	110,172
3.125%, 10/31/16	125,000	138,623
3.75%, 11/15/18	135,000	157,075
3.125%, 5/15/19	85,000	95,319
		1,018,949
Total U.S. Government and Agency Obligations (Cost $1,535,961)		1,609,053
		Value (Note 1)
Repurchase Agreement - 1.0%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 1/3/12, collateralized by $77,020 in Fannie Mae Pool #695167 due 5/1/33 and $44,356 in Fannie Mae Pool #729590 due 7/1/18. Proceeds at maturity are $119,002 (Cost $119,002)
		$ 119,002
TOTAL INVESTMENTS - 98.8% (Cost $10,510,726)		11,055,722
NET OTHER ASSETS AND LIABILITIES - 1.2%		133,268
TOTAL ASSETS - 100.0%		$ 11,188,990

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 17

Madison Mosaic Equity Trust | December 31, 2011

NorthRoad International Fund • Portfolio of Investments
	Shares	Value (Note 1)
COMMON STOCK - 95.4%
Consumer Discretionary - 4.5%
Reed Elsevier PLC, ADR	973	$ 31,369
WPP PLC, ADR	785	41,001
		72,370
Consumer Staples - 20.3%
Carrefour S.A., ADR	5,370	24,036
Diageo PLC, ADR	633	55,337
Imperial Tobacco Group PLC, ADR	657	49,725
Kao Corp., ADR	1,784	48,762
Nestle S.A., ADR	927	53,532
Tesco PLC, ADR	2,277	42,830
Unilever PLC, ADR	1,625	54,470
		328,692
Energy - 12.3%
ENI SpA, ADR	1,223	50,473
Petroleo Brasileiro S.A., ADR	1,646	40,903
Royal Dutch Shell PLC, ADR	780	57,010
Total S.A., ADR	1,013	51,775
		200,161
Financials - 10.7%
Allianz SE, ADR	3,276	31,432
AXA S.A., ADR	2,102	27,410
Banco Santander S.A., ADR	3,634	27,328
HSBC Holdings PLC, ADR	1,130	43,053
Mitsubishi UFJ Financial Group Inc., ADR	10,728	44,950
		174,173
Health Care - 15.4%
GlaxoSmithKline PLC, ADR	1,203	54,893
Novartis AG, ADR	1,054	60,257
Roche Holding AG, ADR	1,205	51,288
Sanofi, ADR	1,399	51,119
Teva Pharmaceutical Industries Ltd., ADR	786	31,723
		249,280
Industrials - 4.7%
Schneider Electric S.A., ADR	3,657	38,624
Secom Co. Ltd., ADR	3,282	37,858
		76,482
	Shares	Value (Note 1)
Information Technology - 9.0%
Canon Inc., ADR	1,104	$ 48,620
Nintendo Co. Ltd., ADR	1,598	27,520
SAP AG, ADR	755	39,977
Telefonaktiebolaget LM Ericsson, ADR	2,870	29,073
		145,190
Materials - 13.4%
Akzo Nobel NV, ADR	862	41,806
BHP Billiton Ltd.-Spon, ADR	523	36,939
CRH PLC, ADR	2,285	45,289
Givaudan S.A., ADR	2,788	53,369
Syngenta AG, ADR*	668	39,372
		216,775
Telecommunication Services - 5.1%
France Telecom S.A., ADR	2,671	41,828
NTT DoCoMo Inc., ADR	2,269	41,636
		83,464
Total Common Stock (Cost $1,718,467)		1,546,587
Repurchase Agreement - 4.3%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 1/3/12, collateralized by $44,807 in Fannie Mae Pool #695167 due 5/1/33 and $25,804 in Fannie Mae Pool #729590 due 7/1/18. Proceeds at maturity are $69,229 (Cost $69,229)		69,229
TOTAL INVESTMENTS - 99.7% (Cost $1,787,696)		1,615,816
NET OTHER ASSETS AND LIABILITIES - 0.3%		5,038
TOTAL ASSETS - 100.0%		$ 1,620,854

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

18 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust

Statements of Assets and Liabilities
	Investors Fund	Mid-Cap Fund	Disciplined Equity Fund	Balanced Fund	Northroad International Fund*
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$ 33,849,468	$150,464,258	$159,836,653	$ 10,936,720	$ 1,546,587
Repurchase agreements	2,499,748	7,770,164	4,352,424	119,002	69,229
Total investments*	36,349,216	158,234,422	164,189,077	11,055,722	1,615,816
Receivables
Investment securities sold	–	–	–	79,581	–
Dividends and interest	62,237	160,253	232,745	55,156	2,265
Capital shares sold	8,520	2,152,777	166,977	1,406	3,773
Total assets	36,419,973	160,547,452	164,588,799	11,191,865	1,621,854

LIABILITIES
Payables
Investment securities purchased	–	–	303,248	–	–
Capital shares redeemed	68,279	204,809	42,572	–	–
Auditor fees	9,000	11,000	12,800	2,000	1,000
Independent trustee fees	3,875	3,875	375	875	–
Total liabilities	81,154	219,684	358,995	2,875	1,000

NET ASSETS	$ 36,338,819	$160,327,768	$164,229,804	$ 11,188,990	$ 1,620,854

Net assets consists of:
Paid in capital	37,286,705	136,568,759	155,249,563	10,348,441	1,793,230
Accumulated net realized gains (losses)	(2,948,228)	51,238	2,122,536	425,349	–
Net unrealized appreciation (depreciation) on investments	2,000,342	23,707,771	6,857,705	415,200	(172,376)
Net assets	$ 36,338,819	$160,327,768	$164,229,804	$ 11,188,990	$ 1,620,854

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized. (Note 7)	2,215,887	13,766,228	12,956,205	651,615	174,586

NET ASSET VALUE PER SHARE	$16.40	$11.65	$12.68	$17.17	$9.28

*INVESTMENT SECURITIES, AT COST	$ 33,927,772	$133,680,437	$157,193,853	$ 10,510,726	$ 1,787,696

*Prior to June 30, 2011, the fund was known as the Small/Mid-Cap Fund.

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 19

Madison Mosaic Equity Trust

Statements of Operations

For the year ended December 31, 2011
	Investors Fund	Mid-Cap Fund	Disciplined Equity Fund	Balanced Fund	NorthRoad International Fund*
INVESTMENT INCOME (Note 1)
Interest income	$ 190	$ 1,046	$ 811	$126,293	$ 6
Dividend income	728,758	1,611,221	3,165,204	148,613	26,419
Total investment income	728,948	1,612,267	3,166,015	274,906	26,425

EXPENSES (Notes 3 and 4)
Investment advisory fees	301,537	1,155,685	1,237,646	87,616	12,515
Other expenses:
Service agreement fees	68,992	734,120	374,100	50,911	5,924
Auditor fees	12,000	19,000	16,800	4,000	1,000
Independent trustee fees	15,500	15,500	1,500	3,500	–
Line of credit interest and fees	250	250	302	250	–
Other expenses waived	–	–	(46,311)	–	–
Total other expenses	96,742	768,870	346,391	58,661	6,924
Total expenses	398,279	1,924,555	1,584,037	146,277	19,439

NET INVESTMENT INCOME (LOSS)	330,669	(312,288)	1,581,978	128,629	6,986

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	2,427,210	13,451,723	2,888,003	949,897	361,522
Change in net unrealized depreciation of investments	(2,846,126)	(4,808,581)	(2,766,220)	(868,837)	(454,433)

NET GAIN (LOSS) ON INVESTMENTS	(418,916)	8,643,142	121,783	81,060	(92,911)

TOTAL INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (88,247)	$8,330,854	$1,703,761	$209,689	$(85,925)

*Prior to June 30, 2011, the fund was known as the Small/Mid-Cap Fund.

See accompanying Notes to Financial Statements.

20 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust

Statements of Changes in Net Assets

For the period indicated
	Investors Fund		Mid-Cap Fund
	Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$ 330,669	$ 239,625	$ (312,288)	$ (390,483)
Net realized gain on investments	2,427,210	1,011,557	13,451,723	11,120,939
Net unrealized appreciation (depreciation) on investments	(2,846,126)	2,606,593	(4,808,581)	18,528,051
Net increase (decrease) in net assets resulting from operations	(88,247)	3,857,775	8,330,854	29,258,507

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(330,669)	(239,625)	–	–
From net capital gains	–	–	(6,784,343)	–
Total distributions	(330,669)	(239,625)	(6,784,343)	–

CAPITAL SHARE TRANSACTIONS (Note 7)	(6,123,944)	(420,547)	(632,136)	(10,392,681)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,542,860)	3,197,603	914,375	18,865,826

NET ASSETS
Beginning of period	$42,881,679	$39,684,076	$159,413,393	$140,547,567
End of period	$36,338,819	$42,881,679	$160,327,768	$159,413,393

	Disciplined Equity Fund		Balanced Fund
	Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 1,581,978	$ 530,727	$ 128,629	$ 139,574
Net realized gain on investments	2,888,003	933,085	949,897	379,920
Net unrealized appreciation (depreciation) on investments	(2,766,220)	8,509,840	(868,837)	392,114
Net increase in net assets resulting from operations	1,703,761	9,973,652	209,689	911,608

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,581,978)	(530,727)	(128,629)	(139,574)
From net capital gains	(1,169,811)	(221,732)	(276,130)	–
Total distributions	(2,751,789)	(752,459)	(404,759)	(139,574)

CAPITAL SHARE TRANSACTIONS (Note 7)	66,296,492	48,310,018	(872,159)	(634,826)

TOTAL INCREASE (DECREASE) IN NET ASSETS	65,248,464	57,531,211	(1,067,229)	137,208

NET ASSETS
Beginning of period	$ 98,981,340	$41,450,129	$12,256,219	$12,119,011
End of period	$164,229,804	$98,981,340	$11,188,990	$12,256,219

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 21

Madison Mosaic Equity Trust | Statements of Changes in Net Assets | concluded

For the period indicated

	NorthRoad International Fund*
	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 6,986	$ 271
Net realized gain on investments	361,522	100,114
Net unrealized appreciation (depreciation) on investments	(454,433)	146,941
Net increase (decrease) in net assets resulting from operations	(85,925)	247,326

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,986)	(271)
From net capital gains	(380,990)	(101,704)
Total distributions	(387,976)	(101,975)

CAPITAL SHARE TRANSACTIONS (Note 7)	331,449	561,942

TOTAL INCREASE (DECREASE) IN NET ASSETS	(142,452)	707,293

NET ASSETS
Beginning of period	$1,763,306	$1,056,013
End of period	$1,620,854	$1,763,306

*Prior to June 30, 2011, the fund was known as the Small/Mid-Cap Fund.

See accompanying Notes to Financial Statements.

22 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust

Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.55	$15.07	$11.31	$18.44	$20.57
Investment operations:
Net investment income	0.15	0.09	0.05	0.08	0.20
Net realized and unrealized gain (loss) on investments	(0.15)	1.48	3.76	(6.28)	(0.21)
Total from investment operations	–	1.57	3.81	(6.20)	(0.01)
Less distributions:
From net investment income	(0.15)	(0.09)	(0.05)	(0.08)	(0.20)
From net capital gains	–	–	–	(0.85)	(1.92)
Total distributions	(0.15)	(0.09)	(0.05)	(0.93)	(2.12)
Net asset value, end of period	$16.40	$16.55	$15.07	$11.31	$18.44
Total return (%)	0.00	10.44	33.73	(33.40)	(0.18)
Ratios and supplemental data
Net assets, end of period (in thousands)	$36,339	$42,882	$39,684	$28,030	$55,991
Ratio of expenses to average net assets (%)	0.99	0.99	1.00	1.05	0.94
Ratio of net investment income to average net assets (%)	0.82	0.60	0.40	0.47	0.78
Portfolio turnover (%)	36	41	74	47	51

MID-CAP FUND

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.57	$9.55	$7.67	$12.87	$13.04
Investment operations:
Net investment loss	(0.02)	(0.03)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.61	2.05	1.91	(4.71)	1.15
Total from investment operations	0.59	2.02	1.88	(4.74)	1.13
Less distributions from capital gains	(0.51)	–	–	(0.46)	(1.30)
Net asset value, end of period	$11.65	$11.57	$9.55	$7.67	$12.87
Total return (%)	5.10	21.15	24.51	(36.61)	8.62
Ratios and supplemental data
Net assets, end of period (in thousands)	$160,328	$159,413	$140,548	$88,964	$146,378
Ratio of expenses to average net assets (%)	1.25	1.25	1.26	1.26	1.25
Ratio of net investment income to average net assets (%)	(0.20)	(0.26)	(0.36)	(0.33)	(0.18)
Portfolio turnover (%)	32	57	63	76	43

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 23

Madison Mosaic Equity Trust | Financial Highlights | concluded

Selected data for a share outstanding for the periods indicated.

DISCIPLINED EQUITY FUND

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.68	$11.66	$8.81	$13.78	$14.07
Investment operations:
Net investment income	0.12	0.07	0.01	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.09	1.05	2.85	(4.80)	1.21
Total from investment operations	0.21	1.12	2.86	(4.71)	1.27
Less distributions:
From net investment income	(0.12)	(0.07)	(0.01)	(0.09)	(0.06)
From net capital gains	(0.09)	(0.03)	–	(0.17)	(1.50)
Total distributions	(0.21)	(0.10)	(0.01)	(0.26)	(1.56)
Net asset value, end of period	$12.68	$12.68	$11.66	$8.81	$13.78
Total return (%)	1.68	9.58	32.50	(34.20)	9.05
Ratios and supplemental data
Net assets, end of period (in thousands)	$164,230	$98,981	$41,450	$3,072	$4,499
Ratio of expenses to average net assets before fee waiver (%)	0.98	1.09	1.06	1.14	1.26
Ratio of expenses to average net assets after fee waiver (%)	0.96	0.99	0.96	1.06	N/A
Ratio of net investment income to average net assets before fee waiver (%)	0.93	0.68	0.49	0.72	0.41
Ratio of net investment income to average net assets after fee waiver (%)	0.96	0.78	0.60	0.80	N/A
Portfolio turnover (%)	57	40	62	63	70

BALANCED FUND

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$17.50	$16.39	$13.29	$17.62	$18.39
Investment operations:
Net investment income	0.20	0.19	0.17	0.25	0.28
Net realized and unrealized gain (loss) on investments	0.10	1.11	3.10	(3.72)	0.13
Total from investment operations	0.30	1.30	3.27	(3.47)	0.41
Less distributions:
From net investment income	(0.20)	(0.19)	(0.17)	(0.25)	(0.28)
From net capital gains	(0.43)	–	–	(0.61)	(0.90)
Total distributions	(0.63)	(0.19)	(0.17)	(0.86)	(1.18)
Net asset value, end of period	$17.17	$17.50	$16.39	$13.29	$17.62
Total return (%)	1.73	8.02	24.82	(19.92)	2.24
Ratios and supplemental data
Net assets, end of period (in thousands)	$11,189	$12,256	$12,119	$10,139	$13,800
Ratio of expenses to average net assets (%)	1.25	1.24	1.25	1.24	1.22
Ratio of net investment income to average net assets (%)	1.10	1.16	1.19	1.49	1.47
Portfolio turnover (%)	56	39	57	50	42

1Annualized.

See accompanying Notes to Financial Statements.

24 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust | Financial Highlights | concluded

Selected data for a share outstanding for the periods indicated.

NORTHROAD INTERNATIONAL FUND

	Year Ended December 31,
	2011	2010	2009
Net asset value, beginning of year	$13.30	$11.92	$10.002
Investment operations:
Net investment income (loss)	0.04	0.001	(0.03)
Net realized and unrealized gain (loss) on investments	(1.03)	2.20	3.01
Total from investment operations	(0.99)	2.20	2.98
Less distribution:
From net investment income	(0.04)	0.001	–
From net capital gains	(2.99)	(0.82)	(1.06)
Total distributions	(3.03)	(0.82)	(1.06)
Net asset value, end of year	$ 9.28	$13.30	$11.92
Total return (%)	(6.43)	18.42	29.66
Ratios and supplemental data
Net assets, end of year (in thousands)	$1,621	$1,763	$1,056
Ratio of expenses to average net assets (%)	1.20	1.25	1.24
Ratio of net investment income (loss) to average net assets (%)	0.43	0.02	(0.31)
Portfolio turnover (%)	129	61	74

1Greater than zero but less than a penny.
2Prior to June 30, 2011, the NorthRoad International Fund was known as the Small/Mid-Cap Fund for which the inception of the fund was December 31, 2008 with an effective date of January 1, 2009.

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 25

Mosaic Equity Trust

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. This report contains information about five separate funds included within the Trust (the "Funds"): the Investors Fund, Mid-Cap Fund, Disciplined Equity Fund, Balanced Fund and NorthRoad International Fund, each of whose objectives and strategies are described in the Funds’ prospectus. Prior to June 30, 2011, the NorthRoad International Fund was known as the Small/Mid-Cap Fund and had different investment objectives and policies. A sixth Trust portfolio presents its financial information in a separate report.

The Funds recognize transfers between levels based on the beginning of the reporting period balances.

Portfolio Valuation: Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on NASDAQ which are valued at the NASDAQ official closing price ("NOCP") and American Despository Receipts ("ADRs") which are priced on an evaluated basis utilizing the closing price of the underlying security, the foreign exchange rate and the ADR ratio. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Each Fund has adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –quoted prices in active markets for identical investments

Level 2 –  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Funds’ investments carried at fair value:

26 | Annual Report | December 31, 2011

Mosaic Equity Trust | Notes to Financal Statements | continued

Fund	Level 1	Level 2	Level 3	Value at 12/31/11
Investors
Common Stocks	$ 33,073,091	$ 776,377	$ –	$ 33,849,468
Repurchase Agreement	–	2,499,748	–	2,499,748
Total	$ 33,073,091	$ 3,276,125	$ –	$ 36,349,216
Mid-Cap
Common Stocks	$147,920,959	$ 2,543,299	$ –	$150,464,258
Repurchase Agreement	–	7,770,164	–	7,770,164
Total	$147,920,959	$10,313,463	$ –	$158,234,422
Disciplined Equity
Common Stocks	$149,986,857	$ 9,849,796	$ –	$159,836,653
Repurchase Agreement	–	4,352,424	–	4,352,424
Total	$149,986,857	$14,202,220	$ –	$164,189,077
Balanced
Common Stocks	$ 6,689,604	$ 617,351	$ –	$7,306,955
Corporate Notes and Bonds	–	2,020,712	–	2,020,712
U.S. Government & Agency Obligations	–	1,609,053	–	1,609,053
Repurchase Agreement	–	119,002	–	119,002
Total	$ 6,689,604	$ 4,366,118	$ –	$ 11,055,722
NorthRoad International Fund
Common Stocks	$ –	$ 1,546,587	$ –	$1,546,587
Repurchase Agreement	–	69,229	–	69,229
Total	$ –	$ 1,615,816	$ –	$ 1,615,816
Please see the Portfolio of Investments for each respective Fund for a listing of all securities within each caption.

During the year ended December 31, 2011, the Funds changed the valuation methodology for ADR’s from closing price on primary exchange (level 1) to an evaluated price described previously (level 2). The table below shows the amounts of securities transferred from level 1 to level 2 as a result of this change in pricing methodology based on the beginning year fair values.

	Transfer to (from)
	Level 1	Level 2
Investors	$(2,227,032)	$2,227,032
Balanced	(436,735)	436,735
Disciplined Equity	(3,697,823)	3,697,823

As of and during the year ended December 31, 2011, none of the Funds held securities deemed as a Level 3.

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  The effective date of the ASU is for Interim and annual periods beginning after December 15, 2011 and therefore not effective for the current fiscal year.  The Funds’ investment adviser is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed

Annual Report | December 31, 2011 | 27

Mosaic Equity Trust | Notes to Financal Statements | continued

to shareholders at year-end for the Investors, Mid-Cap, Disciplined Equity and NorthRoad International Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are normally declared and paid annually at year-end.

The tax character of distributions paid during 2011 and 2010 was as follows:

	2011	2010
Investors Fund:
Distributions paid from ordinary income	$ 330,669	$ 239,625
Mid-Cap Fund:
Distributions paid from long-term capital gains	$6,784,343	–
Disciplined Equity Fund:
Distributions paid from:
Ordinary income	$1,709,118	$ 598,830
Long-term capital gains	1,042,671	153,629
Balanced Fund:
Distributions paid from:
Ordinary income	$ 128,629	$ 139,574
Long-term capital gains	$ 276,130	–
NorthRoad International Fund:*
Distributions paid from:
Ordinary income	$ 76,813	$ 52,639
Long-term capital gains	$ 311,163	$ 49,336
*Prior to June 30, 2011, the Fund was known as the Small/Mid-Cap Fund.

The Investors Fund, Disciplined Equity Fund, Balanced Fund and NorthRoad International Fund designate 100%, 100%, 98% and 42%, respectively, of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2011 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Investors Fund:
Accumulated net realized losses	$ (2,948,228)
Net unrealized appreciation on investments	2,000,342
$ (947,886)
Mid-Cap Fund:
Accumulated net realized gains	$ 51,238
Net unrealized appreciation on investments	23,707,771
$ 23,759,009
Disciplined Equity Fund:
Accumulated net realized gains	$ 2,122,536
Net unrealized appreciation on investments	6,857,705
$ 8,980,241
Balanced Fund:
Accumulated net realized gains	$ 425,349
Net unrealized appreciation on investments	415,200
$ 840,549
NorthRoad International Fund:
Net unrealized depreciation on investments	$ (172,376)
$ (172,376)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

As of and for the year ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Tax years open to examination by tax authorities under the statute of limitations include 2008 through 2011.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

As of December 31, 2011, capital loss carryovers available to offset future capital gains for federal income tax purposes were $2,948,228 for the Investors Fund which will expire on December 31, 2017.

28 | Annual Report | December 31, 2011

Mosaic Equity Trust | Notes to Financal Statements | continued

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2011 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. In the Mid-Cap Fund, a permanent book and tax difference relating to net investment losses in the amount of $312,288 was reclassified from accumulated undistributed net investment income to paid in capital.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Funds purchase securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same investment adviser, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2011, the Investors Fund had approximately a 10.0% interest, the Mid-Cap Fund approximately a 31.2% interest, the Disciplined Equity Fund approximately a 17.5% interest, the Balanced Fund approximately a 0.5% interest and the NorthRoad International Fund approximately a 0.3% interest in the consolidated repurchase agreement of $24,892,514 collateralized by $25,389,217 in Fannie Mae Mortgage Backed Security Notes. Proceeds at maturity were $24,892,521.

In April 2011, FASB issued ASU No. 2011-03 "Reconsideration of Effective Control of Repurchase Agreements". ASU 2011-03 is an amendment to Topic 860 "Transfers and Servicing". These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.

3. Investment Advisory Fees. The investment adviser to the Funds, Madison Investment Advisors, LLC, (the "Adviser"), earned an advisory fee equal to 0.75% per annum of the average net assets of the Mid-Cap, Disciplined Equity and Balanced Funds and the first $100 million in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. NorthRoad International pays an advisory fee of 0.80%. The fees are accrued daily and are paid monthly.

4. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees, presented below for the year ended December 31, 2011, are accrued daily and paid monthly. This percentage was 0.35% for the Investors Fund but may be limited due to a total expense cap (including the management fee) of 0.99% for the Fund, 0.50% on the first $150 million and 0.47% on all assets greater than $150 million for the Mid-Cap Fund, 0.50% for the Balanced Fund, and 0.24%

Annual Report | December 31, 2011 | 29

Madison Mosaic Equity Trust | Notes to Financal Statements | continued

for the Disciplined Equity Fund on the first $100 million of net assets and 0.20% on all assets greater than $100 million. Additionally, for the Disciplined Equity Fund, the Adviser agreed to waive 0.03% of this fee on assets greater than $100 million which expires unless renewed on April 30, 2012. This percentage was 0.35% for the NorthRoad International Fund. Independent Trustees fees and the expenses of the Funds’ independent registered public accountants are paid out of these fees.

5. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2011 were as follows :

	Purchases	Sales
Investors Fund:
U. S. Gov’t Securities	–	–
Other	$13,727,029	$20,499,788
Mid-Cap Fund:
U. S. Gov’t Securities	–	–
Other	$46,125,332	$55,958,562
Disciplined Equity Fund:
U. S. Gov’t Securities	–	–
Other	$154,486,403	$89,200,115
Balanced Fund:
U. S. Gov’t Securities	$596,617	$877,205
Other	$5,642,198	$6,431,493
NorthRoad International Fund:
U. S. Gov’t Securities	–	–
Other	$2,105,514	$1,991,757

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost of securities for federal income tax purposes and the net unrealized appreciation (depreciation) were as follows as of December 31, 2011:

	Investors Fund	Mid-Cap Fund
Aggregate Cost	$34,348,873	$134,526,651
Gross unrealized appreciation	4,072,940	27,280,173
Gross unrealized depreciation	(2,072,598)	(3,572,402)
Net unrealized appreciation	$ 2,000,342	$ 23,707,771

	Disciplined Equity Fund	Balanced Fund
Aggregate Cost	$157,331,372	$10,640,522
Gross unrealized appreciation	11,651,850	760,877
Gross unrealized depreciation	(4,794,145)	(345,677)
Net unrealized appreciation	$ 6,857,705	$ 415,200

NorthRoad International Fund
Aggregate Cost	$1,788,192
Gross unrealized appreciation	19,430
Gross unrealized depreciation	(191,806)
Net unrealized appreciation	$ (172,376)

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended December 31,
Investors Fund	2011	2010
In Dollars
Shares sold	$2,916,555	$7,889,489
Shares issued in reinvestment of dividends	298,924	211,972
Total shares issued	3,215,479	8,101,461
Shares redeemed	(9,339,423)	(8,522,008)
Net decrease	$(6,123,944)	$ (420,547)

In Shares
Shares sold	174,182	512,651
Shares issued in reinvestment of dividends	18,171	12,808
Total shares issued	192,353	525,459
Shares redeemed	(567,726)	(567,461)
Net decrease	(375,373)	(42,002)

	Year Ended December 31,
Mid-Cap Fund	2011	2010
In Dollars
Shares sold	$45,366,790	$35,464,120
Shares issued in reinvestment of dividends	5,638,474	–
Total shares issued	51,005,264	35,464,120
Shares redeemed	(51,637,400)	(45,856,801)
Net decrease	$(632,136)	$(10,392,681)

In Shares
Shares sold	3,775,539	3,554,316
Shares issued in reinvestment of dividends	482,333	–
Total shares issued	4,257,872	3,554,316
Shares redeemed	(4,270,190)	(4,491,882)
Net decrease	(12,318)	(937,566)

30 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust | Notes to Financal Statements | concluded

	Year Ended December 31,
Disciplined Equity Fund	2011	2010
In Dollars
Shares sold	$111,168,962	$49,934,288
Shares issued in reinvestment of dividends	191,757	48,040
Total shares issued	111,360,719	49,982,328
Shares redeemed	(45,064,227)	(1,672,310)
Net increase	$ 66,296,492	$48,310,018

In Shares
Shares sold	8,711,757	4,385,449
Shares issued in reinvestment of dividends	15,099	3,783
Total shares issued	8,726,856	4,389,232
Shares redeemed	(3,574,466)	(139,064)
Net increase	5,152,390	4,250,168

	Year Ended December 31,
Balanced Fund	2011	2010
In Dollars
Shares sold	$430,035	$815,118
Shares issued in reinvestment of dividends	381,752	130,183
Total shares issued	811,787	945,301
Shares redeemed	(1,683,946)	(1,580,127)
Net decrease	$(872,159)	$(634,826)

In Shares
Shares sold	24,388	49,220
Shares issued in reinvestment of dividends	22,148	7,854
Total shares issued	46,536	57,074
Shares redeemed	(95,334)	(95,941)
Net decrease	(48,798)	(38,867)

	Year Ended December 31,
NorthRoad International Fund	2011	2010
In Dollars
Shares sold	$466,822	$504,262
Shares issued in reinvestment of dividends	387,975	101,974
Total shares issued	854,797	606,236
Shares redeemed	(523,348)	(44,294)
Net increase	$331,449	$561,942

In Shares
Shares sold	39,794	39,869
Shares issued in reinvestment of dividends	42,087	7,644
Total shares issued	81,881	47,513
Shares redeemed	(39,827)	(3,541)
Net increase	42,054	43,972

8. Line of Credit. The Investors Fund, Balanced Fund, Disciplined Equity Fund and Mid-Cap Fund have lines of credit with U.S. Bank, N.A. of $3.5 million, $1.5 million,

$14 million and $14 million, respectively. Each line is a revolving credit facility with the bank to be used for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. Each Fund paid $250 for the year to maintain its line of credit. During the year ended December 31, 2011, the Disciplined Equity Fund drew on its line in the principal amount of $685,000 for one day and paid corresponding interest of $52.

9. Subsequent Events. On February 9, 2012, the Board of Trustees approved the creation of Class R6 shares for the Mid-Cap, Disciplined Equity and NorthRoad International Funds. The additional share class will begin to be offered through certain distribution channels on March 1, 2012. Also effective March 1, 2012, the Balanced Fund will change its investment strategies and will be re-named the Madison Mosaic Dividend Income Fund. No other events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

Annual Report | December 31, 2011 | 31

Madison Mosaic Equity Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Mosaic Equity Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Madison Mosaic Equity Trust (the "Trust"), including the Investors Fund, Balanced Fund, Mid-Cap Fund, NorthRoad International Fund (formerly Small/Mid-Cap Fund) and Disciplined Equity Fund (collectively, the "Funds"), as of December 31, 2011 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for each of the three years in the period then ended for the NorthRoad International Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2011, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended and for each of the three years in the period then ended for the NorthRoad International Fund, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois
February 22, 2012

32 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust

Other Information
Fund Expenses
Example: As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in any Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 4 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on July 1, 2011 and held for the six-months ended December 31, 2011.

Actual Expenses
The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Investors Fund	$1,000.00	$974.04	0.99%	$4.79
Mid-Cap Fund	$1,000.00	$953.02	1.25%	$5.89
Disciplined Equity Fund	$1,000.00	$975.22	0.96%*	$4.61
Balanced Fund	$1,000.00	$994.42	1.25%	$6.17
NorthRoad International Fund	$1,000.00	$875.74	1.15%	$5.29
*After fee waiver. See Note 4.
1For the six-months ended December 31, 2011.
2Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Investors Fund	$1,000.00	$1,025.47	0.99%	$5.06
Mid-Cap Fund	$1,000.00	$1,025.47	1.25%	$6.37
Disciplined Equity Fund	$1,000.00	$1,025.47	0.96%*	$4.88
Balanced Fund	$1,000.00	$1,025.47	1.25%	$6.39
NorthRoad International Fund	$1,000.00	$1,025.47	1.15%	$5.87
*After fee waiver. See Note 4.
1For the six-months ended December 31, 2011.
2Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Annual Report | December 31, 2011 | 33

Madison Mosaic Equity Trust | Other Information | continued

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. Additionally, information regarding how the Trust voted proxies related to portfolio securities, if applicable, during the period ended June 30, 2011 is available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited). The Board of Trustees of the Trust considered a number of factors when it approved the renewal of the advisory contract between the Adviser (and applicable subadviser) and the Trust during its meeting in July 2011.1 Rather than providing you with a list of factors or conclusory statements that explained the Board’s decision-making process, the following discussion is designed to describe what you would have seen and heard if you had been at the Trust’s Board meeting when it renewed the Trust’s advisory contracts:

With regard to the nature, extent and quality of the services to be provided by the Adviser and each subadviser, the Board reviewed the biographies and tenure of the personnel involved in portfolio management and the experience of the Adviser (and applicable subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser (and applicable subadviser) discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with each Trust portfolio’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Advisers’ history of providing advisory services to its proprietary investment company clients. The Board recognized that the subadviser to the NorthRoad International Fund series of the Trust is an affiliate of the Adviser and , for that reason, 100% of the advisory fee paid by that series is paid to the subadviser in recognition of the Adviser’s ownership and control of the subadviser.

1 The Board initially approved the subadvisory agreement for the NorthRoad International Fund series of the Trust in May to be effective June 30, 2011 and reviewed both it and the advisory agreement again in July 2011. Its applicable considerations in both instances were the same and are described herein.

34 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust | Other Information | continued

The Board also discussed the quality of services provided to the Trust by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser (and applicable subadviser). Such services included arranging for third party service providers to provide all necessary administration.

With regard to the investment performance of the Trust and the Adviser and each subadviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance. The Board and representatives of the Adviser engaged in a comprehensive discussion of performance and market conditions. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons. The Board recognized that the subadviser to the NorthRoad International Fund series had only served in such capacity since June 30, 2011 and, as such, reviewed performance of its non-mutual fund client account composites.

With regard to the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Fund’s peer group with similar investment objectives.

The Board noted that the Adviser or its affiliates provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called "Gartenberg" standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require and were wary of "inapt comparisons." They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust or a Trust portfolio. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (and applicable subadviser) which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each Fund’s fee structure based on total expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust (i.e. an advisory fee and a capped administrative "services" expense). The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser (and applicable subadviser) is compensated for a variety of the administrative services it provides or arranges to provide to the Trust and other investment companies pursuant to its administrative services agreements with the Trust (or series, as the case may be), such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser (and applicable subadviser) from the investment advisory fees earned. In this regard, the Trustees noted that examination of each Trust portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Board noted that for some smaller portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who

Annual Report | December 31, 2011 | 35

Madison Mosaic Equity Trust | Other Information | concluded

serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust, along with the other funds in the Madison Mosaic and other proprietary mutual fund families in the Madison organization, are profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $16 billion at the time of the meeting. As a result, although the fees paid by each Trust portfolio at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

With regard to the extent to which economies of scale would be realized as each Trust portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements. They also recognized the fee cap applicable to the Investors Fund series.

During the meeting, the Independent Trustees were represented by Independent counsel, who confirmed that the Trust’s Independent Trustees met to review a variety of written contract renewal materials provided by the Adviser (and applicable subadviser). Counsel noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser (and applicable subadviser) and representatives of the Adviser (and applicable subadviser) discussed each matter raised.

Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor as well as applicable Codes of Ethics.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including the Independent Trustees, concluded that the Trust’s advisory fees (including applicable subadvisory fees) are fair and reasonable for each respective portfolio and that renewal of their respective Advisory, Subadvisory and Services Agreements are in the best interests of each respective Trust portfolio and its shareholders.

36 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust

Trustees and Officers

The address of each trustee and officer of the Trusts is 550 Science Drive, Madison, WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ, 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at

www.sec.gov or by calling Madison Mosaic Funds at 1-800-368-3195.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	President, 1996 - Present
Madison Investment Holdings, Inc. ("MIH") (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC ("MAM") (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; Madison Investment Advisors, LLC ("Madison" or the "Adviser"), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Funds), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present
Frank E. Burgess1 1942	Trustee and Vice President, 1996 - Present
MIH, Executive Director and President, 2010 - Present; Managing Director and President, 1973 -
2010; MAM, Executive Director and President, 2010 - Present; President, 2004 - 2010; Madison, Executive Director and President, 2010 - Present; Madison Mosaic Funds (13 funds, including the Funds), Vice President,
1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present

Madison Mosaic Funds (13), 1996 - Present; Madison
Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera
Bank of Santa Barbara, CA, 2006 - Present

1 "Interested person" as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

Annual Report | December 31, 2011 | 37

Madison Mosaic Equity Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Jay R. Sekelsky 1959	Vice President, 1996 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; MAM, Executive Director and Chief Investment Officer, 2010 - Present; Madison, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present;
MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; MAM and Madison, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009
MIH and Madison, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the Funds), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2005 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Treasurer, 2009 - Present
N/A

38 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present
MIH and Madison, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the Funds), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005
N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present; Corporate Counsel and Assistant Secretary, 2009 - Present; General Counsel and Secretary, 1992 - 2009
MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009; Mosaic Funds Distributor, LLC ("MFD") (an affiliated brokerage firm of Madison), Principal, 1998 - Present; Concord Asset Management, LLC ("Concord") (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC ("NorthRoad") (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present; Madison Mosaic Funds (13 funds, including the Funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A

Annual Report | December 31, 2011 | 39

Madison Mosaic Equity Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIH, MAM, Madison, Madison Scottsdale, LC,
MFD, and Concord, General Counsel and Chief
Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (13 funds, including the Funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 -
Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44
Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (13 funds, including the Funds), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 -
Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

40 | Annual Report | December 31, 2011

Madison Mosaic Equity Trust | Trustees and Officers | concluded

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
James R Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44
Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund. 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this report, the fund complex consists of the Trust with 6 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Income, Tax-Free and Government Money Market Trusts, which together have 7 portfolios, for a grand total of 44 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

Annual Report | December 31, 2011 | 41

The Madison Mosaic Family of Mutual Funds
Equity Trust
Investors Fund
Mid-Cap Fund
Disciplined Equity Fund
Balanced Fund
NorthRoad International Fund
Madison Institutional Equity Option Fund

Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

An investment in any Madison Mosaic fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Government Money Market fund seeks to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the fund.

TRANSFER AGENT
Madison Mosaic(R) Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711
(Madison Mosaic logo)
Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3615

ANNUAL REPORT

December 31, 2011

Madison Mosaic
Equity Trust

Madison Institutional Equity Option Fund (MADOX)

Active Equity Management combined with a Covered Call Option Strategy

Madison Mosaic(R) Funds
www.mosaicfunds.com

MADOX | Madison Institutional Equity Option Fund

Table of Contents

Management’s Discussion of Fund Performance	2
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Other Information	18
Trustees and Officers	20

Madison Mosaic Equity Trust | Annual Report | December 31, 2011 | 1

MADOX | Madison Institutional Equity Option Fund

Management’s Discussion of Fund Performance
What happened in the market during 2011?

The year 2011 began with considerable optimism as stock indices rose briskly in the first quarter, a continuation of the upward trend which began in the summer of 2010. Stock prices had on their side the strength of corporate profits and balance sheets combined with reasonable market valuations as measured by price/earnings ratios. But these positives were continuously tested by extraneous events as the year moved forward. The first blow came with the chain reaction of freedom movements in the Mideast and North Africa. Change and uncertainty are never well received by stock markets, particularly given the potentially negative effect on oil prices. The tragic earthquake and tsunami in Japan soon followed, with the recognition that this much damage to one of the world’s largest economies would likely have serious global impact. During this period, equity markets ended their upward trend and moved sideways with an uptick in volatility. The U.S. debt downgrade in early August coupled with intensifying risks in Europe resulted in a meaningful market correction and a steep increase in volatility. Beyond the initial impact of the downturn, the second half of the year was primarily focused on the deteriorating European debt crisis and its potential to negatively impact global economic growth. During this phase, stock prices fluctuated extensively but recovered from the correction and resumed an upward bias, particularly as the calendar year came to a close.  Despite what appeared to be a very troubling year with significant uncertainty, the S&P 500 managed a 2.11% (including reinvested dividends) return while the CBOE S&P BuyWrite Index (BXM) rose 5.72% on the heels of a very strong December.

As the stock market began its long recovery from the March 2009 lows, volatility had steadily declined from historic highs and trended lower since then with only minor interruptions. With the exception of short-lived spikes due to the North Africa and Japan situations, the CBOE Market Volatility Index (VIX) remained in the 15 to 20 range for much of the first half of 2011. The ensuing correction in the stock market raised fear levels significantly and the VIX Index surged above the 45 level. As the dust settled toward year end, volatility, again, retreated steadily and ended the year at 23.4. Despite the decline from recent highs, volatility will likely remain elevated given the abundance of ongoing economic and geo-political uncertainty. The greater the volatility of the stock markets, the greater the opportunities for higher option premiums earned on writing call options.

How did the fund perform given the marketplace conditions during 2011?

For the year ended December 31, 2011, the fund declined -1.62%, compared to the 2.11% return on the S&P 500 and the 5.72% return of the CBOE S&P BuyWrite Index (BXM). Although realized gains were generated during the year, primarily through the call writing process, the gains were not distributed because they were offset by prior year loss carry-forwards. The realized gains were fully reflected in the price appreciation of the NAV (Net Asset Value).

Although the fund’s performance lagged the S&P 500 and the CBOE S&P BuyWrite Index (BXM) on a one year basis, much of the underperformance occurred during the first quarter and early second quarter of the year as stock prices continued to trend higher. The S&P 500 surged over 30% from early September 2010 to mid February 2011, which resulted in many call options in the fund moving deeply into the money (stock price moved above the option strike price). As a consequence, an unusually high level of the fund’s equity holdings were assigned (sold by virtue of the call option being exercised), which resulted in an elevated level of cash. Given the unabated upward move in the market over the preceding 5 month period and the manager’s disciplined valuation philosophy, the high levels of cash were not immediately reinvested into what was determined to be unattractive valuation levels. As the equity prices continued to move higher through mid-year, the fund’s short term relative performance suffered.

The manager is cognizant that cash levels cannot remain at elevated levels for an extended period of time given the fund’s objective of generating high income from call writing. However, the manager also believes that purchasing the underlying equity positions at reasonable, not extended, valuations is extremely important in generating sustainable long term total returns. Short term results can vary substantially from index or benchmark returns; however, we believe longer term results over a market cycle are more indicative of this investment strategy.

2 | Madison Mosaic Equity Trust | Annual Report | December 31, 2011

MADOX | Madison Institutional Equity Option Fund | Management’s Discussion of Fund Performance | continued

As the market corrected in late July and early August, the fund’s cash levels were reduced significantly as underlying stock valuations became more attractive. The duration of most short term market moves is often impossible to gauge and the market continued to move sharply lower following the fund’s new purchases. The entry point was, however, quite attractive relative to levels earlier in the year and the fund benefitted as the markets trended higher through year-end.

Overall stock performance during the year was muted by the high level of correlation in the market and the fund’s sector exposure. The fund’s investment strategy is geared toward investing in sectors which have historically provided high quality growth opportunities, reasonable valuations and attractive option premiums. These sectors typically include Technology, Consumer Discretionary & Retail, Health Care and Financials. In 2011, these sectors did not lead, with the exception of Health Care.  Other defensive sectors such as Utilities and Consumer Staples were the leaders as uncertainty prevailed. These sectors are under-represented in the fund. Strong stock performance in the Health Care, Consumer Discretionary sectors and selective Technology holdings helped to offset weakness in the Financial sector.

Describe the fund’s portfolio equity and option structure.

As of December 31, 2011, the fund held 32 equity securities and unexpired covered call options had been written against 76.3% of the fund’s stock holdings. During 2011, the fund generated premiums of $337,921 million from its covered call writing activities. It is the strategy of the fund to write "out-of-the-money" call options. As of December 31, 2011, 72% of the fund’s call options (18 of 25 different options) remained "out-of-the-money". (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) The fund’s manager has also begun writing options "closer-to-the-money" in order to capture higher premium income and provide the fund added protection from a reversal in the market’s most recent upward trend.

Which sectors are prevalent in the fund?

From a sector perspective, the fund’s largest exposure as of December 31, 2011 was to the Technology (and technology related) Sector, followed by Financials, Health Care, Consumer Discretionary, and Energy. The fund had no representation in the Consumer Staples, Industrials, Materials, Telecommunication Services and Utilities Sectors as of year-end.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 12/31/11
Consumer Discretionary	12.0%
Energy	4.2%
Financials	20.7%
Health Care	18.7%
Information Technology	28.4%
Cash & Other	16.0%

Discuss the fund’s security and option selection process.

The fund is managed by two teams of investment professionals. We like to think of these teams as a "right hand" and "left hand" meaning they work together to make common stock and option decisions. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing. The fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable "PEG" ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the "beat the street" mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the fund can participate in some stock appreciation. By receiving option premiums, the fund receives a high level of investment income and adds an element of downside protection. Call options may be written

Madison Mosaic Equity Trust | Annual Report | December 31, 2011 | 3

MADOX | Madison Institutional Equity Option Fund | Management’s Discussion of Fund Performance | continued

over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

Discuss how risk is managed through the fund’s investment process:

Risk management is a critical component of the investment manager’s overall philosophy and investment process. The primary means for managing risk are as follows:

1. Focus on the underlying security. The manager’s bottom-up stock selection process is geared toward investing in companies with very strong fundamentals including market leadership, balance sheet strength, attractive growth prospects, sustainable competitive advantages, predictable cash flows, and high-quality management teams. Purchasing such companies at attractive valuations is vital to providing an added margin of safety and the manager’s "growth-at-a-reasonable-price" (GARP) philosophy is specifically tuned to such valuation discipline.

2. Active covered call writing. The manager actively sells (writes) individual equity call options on equities that are owned by the fund. The specific characteristics of the call options ( strike price, expiration, degree of coverage) are dependent on the manager’s outlook on the underlying equity and/or general market conditions. If equity prices appear over-valued due to individual company strength or surging markets, the manager may choose to become more defensive with the fund’s option strategy by selling call options that are closer to the current equity market price, generating larger option premiums which would help defend against a market reversal. The manager may also sell call options on a greater percentage of the portfolio in an effort to provide for more downside protection. Following a market downturn, the manager may sell options further out of the money in order to allow the fund to benefit from a market recovery. In such an environment, the manager may also determine that a lesser percentage of the portfolio be covered by call options in order to more fully participate in market upside.

What is management’s outlook for the market and fund in 2012?

Looking forward, we are impressed with the resiliency of the U.S. economy. Still, we expect below-average economic growth for 2012 as the debt deleveraging process continues. Many of the cautionary macroeconomic issues that hung over the start of 2011 still persisted at year end: weak housing, strained government budgets, and stagnant wage growth. Europe remained a wild card, and the progression of the debt crisis appears likely to lead to continued periods of "risk on" and "risk off" for global financial markets throughout the coming year. All told, we believe volatility is here to stay until the heightened level of global uncertainty begins to subside. In terms of stocks, although the year-end economic backdrop was far from optimal, we believe attractive valuations on high-quality U.S. and international stocks are reasonable. Filtering out the daily market "noise," many high-quality multinationals appeared to offer good long-term return potential. When attractive valuations are paired with strong free cash flow generation and high earnings predictability, we believe high-quality companies offer the ideal characteristics to navigate through a growth challenged economic environment.

The fund begins the new year with high quality, well diversified equity holdings, a relatively low level of cash and a high level of option coverage (percentage of the portfolio holdings with call options written). We believe this positions the fund well to weather the uncertainty surrounding the current investment environment.

4 | Madison Mosaic Equity Trust | Annual Report | December 31, 2011

MADOX | Madison Institutional Equity Option Fund | Management’s Discussion of Fund Performance | concluded

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2011
% of net assets
Visa Inc., Class A	5.20%
Microsoft Corp.	4.26%
Google Inc., Class A	3.97%
American Express Co.	3.87%
Cisco Systems Inc.	3.71%
Gilead Sciences Inc.	3.36%
State Street Corp.	3.22%
American Eagle Outfitters Inc.	3.13%
Wells Fargo & Co.	3.11%
Morgan Stanley	2.79%

COMPARISON OF CHANGES IN THE VALUE OF A $1,000,000 INVESTMENT

Past performance is not predictive of future performance. The above graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares and assumes all dividends have been reinvested.

*Commencement of operations was March 31, 2006.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) "writing" the near-term S&P 500 Index  "covered" call option, generally on the third Friday of each month. The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. Neither index reflects any investment management fees or transaction expenses, nor the effects of taxes, fees or other charges.

Madison Mosaic Equity Trust | Annual Report | December 31, 2011 | 5

MADOX | Madison Institutional Equity Option Fund | December 31, 2011

Portfolio of Investments
	Shares	Value (Note 1)
COMMON STOCK - 84.0%**
Consumer Discretionary - 12.0%
American Eagle Outfitters Inc.	10,000	$ 152,900
Best Buy Co. Inc.	4,000	93,480
Kohl’s Corp.	2,500	123,375
Staples Inc.	6,000	83,340
Target Corp.	2,600	133,172
		586,267
Energy - 4.2%
Apache Corp.	1,000	90,580
Canadian Natural Resources Ltd.	3,000	112,110
		202,690
Financials - 20.7%
Affiliated Managers Group Inc.*	1,200	115,140
American Express Co.	4,000	188,680
Bank of America Corp.	15,000	83,400
Bank of New York Mellon Corp./The	3,500	69,685
Goldman Sachs Group Inc./The	1,200	108,516
Morgan Stanley	9,000	136,170
State Street Corp.	3,900	157,209
Wells Fargo & Co.	5,500	151,580
		1,010,380
Health Care - 18.7%
Celgene Corp.*	900	60,840
Community Health Systems Inc.*	5,000	87,250
Gilead Sciences Inc.*	4,000	163,720
Laboratory Corp. of America Holdings*	1,500	128,955
Mylan Inc./PA*	5,500	118,030
St Jude Medical Inc.	3,000	102,900
Stryker Corp.	2,600	129,246
Teva Pharmaceutical Industries Ltd., ADR	3,000	121,080
		912,021
	Shares	Value (Note 1)
Information Technology - 28.4%
Adobe Systems Inc.*	3,800	$ 107,426
Brocade Communications Systems Inc.*	20,000	103,800
Cisco Systems Inc.	10,000	180,800
FLIR Systems Inc.	5,000	125,350
Google Inc., Class A*	300	193,770
Hewlett-Packard Co.	4,000	103,040
Microsoft Corp.	8,000	207,680
Symantec Corp.*	7,000	109,550
Visa Inc., Class A	2,500	253,825
		1,385,241
Total Common Stock (Cost $4,670,574)		4,096,599
Repurchase Agreement - 19.0%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 01/03/12, collateralized by $599,545 in Fannie Mae Pool # 695167 due 05/01/33 and $345,277 in Fannie Mae Pool #729590 due 7/1/18. Proceeds at maturity are $926,338 (Cost $926,337)		926,337
TOTAL INVESTMENTS - 103.0% (Cost $5,596,911)		5,022,936
NET OTHER ASSETS AND LIABILITIES - 0.0%		1,223
TOTAL CALL OPTIONS WRITTEN - (3.0%)		(145,542)
TOTAL ASSETS - 100.0%		$4,878,617

*	Non-income producing
**	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
ADR	American Depository Receipt

See accompanying Notes to Financial Statements.

6 | Madison Mosaic Equity Trust | Annual Report | December 31, 2011

MADOX | Madison Institutional Equity Option Fund | Portfolio of Investments | December 31, 2011 | concluded

Call Options Written	Contracts	Expiration	Strike Price	Market Value
Adobe Systems Inc.	38	April 2012	$29.00	$ 6,973
American Eagle Outfitters Inc.	100	February 2012	13.00	24,000
American Express Co.	40	January 2012	50.00	920
Apache Corp.	10	January 2012	110.00	85
Best Buy Co. Inc.	25	March 2012	27.00	875
Brocade Communications Systems Inc.	100	January 2012	4.50	7,600
Canadian Natural Resources Ltd.	30	January 2012	40.00	1,050
Celgene Corp.	9	January 2012	57.50	9,203
Cisco Systems Inc.	50	January 2012	17.50	4,100
FLIR Systems Inc.	50	April 2012	27.00	5,500
Gilead Sciences Inc.	40	January 2012	42.00	1,660
Google Inc.	3	March 2012	615.00	15,330
Kohl’s Corp.	25	January 2012	52.50	813
Laboratory Corp. of America Holdings	15	February 2012	87.50	4,013
Microsoft Corp.	80	January 2012	27.50	840
Morgan Stanley	40	January 2012	17.50	620
Mylan Inc./PA	55	January 2012	24.00	935
St Jude Medical Inc.	30	April 2012	47.50	150
Staples Inc.	60	March 2012	15.00	2,550
State Street Corp.	39	February 2012	38.00	13,845
Stryker Corp.	26	January 2012	50.00	2,730
Symantec Corp.	70	April 2012	18.00	2,520
Target Corp.	26	April 2012	55.00	2,314
Teva Pharmaceutical Industries Ltd.	30	March 2012	45.00	1,230
Visa Inc.	25	January 2012	87.50	35,686
Total Call Options Written (Premiums received $185,520)				$145,542

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | Annual Report | December 31, 2011 | 7

MADOX | Madison Institutional Equity Option Fund

Statement of Assets and Liabilities

ASSETS
Investments, at value (Note 1 and 2)
Investment securities	$4,096,599
Repurchase agreements	926,337
Total investments (cost $5,596,911)	5,022,936
Receivables
Dividends and interest	4,973
Total assets	5,027,909

LIABILITIES
Options written, at value (premiums received of $185,520)	145,542
Payables
Auditor fees	3,000
Independent trustee fees	750
Total liabilities	149,292

NET ASSETS	$4,878,617

Net assets consists of:
Paid in capital	8,443,996
Accumulated net realized loss on investments and options transactions	(3,016,640)
Net unrealized depreciation on investments and options transactions	(548,739)
Net assets	$4,878,617

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares authorized, $.01 par value per share (Note 7)	320,275

NET ASSET VALUE PER SHARE	$15.23

See accompanying Notes to Financial Statements.

8 | Madison Mosaic Equity Trust | Annual Report | December 31, 2011

MADOX | Madison Institutional Equity Option Fund

Statement of Operations

For the year ended December 31, 2011

INVESTMENT INCOME (Note 1)
Interest income	$ 241
Dividend income	44,115
Total investment income	44,356

EXPENSES (Notes 3 and 5)
Investment advisory fees	38,436
Performance fulcrum fee	3,709
Other expenses:
Service agreement fees	2,250
Auditor fees	5,000
Independent trustee fees	3,000
Total other expenses	10,250
Total expenses	52,395

NET INVESTMENT INCOME (LOSS)	(8,039)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	86,629
Options	196,131
Net unrealized appreciation (depreciation) on:
Investments	(505,925)
Options	169,044

NET LOSS ON INVESTMENTS AND OPTIONS TRANSACTIONS	(54,121)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (62,160)

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | Annual Report | December 31, 2011 | 9

MADOX | Madison Institutional Equity Option Fund

Statement of Changes in Net Assets

For the period indicated

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$ (8,039)	$ (1,114)
Net realized gain (loss) on investments and options transactions	282,760	(2,130,355)
Net unrealized appreciation (depreciation) on investments and options transactions	(336,881)	2,381,306
Net increase (decrease) in net assets resulting from operations	(62,160)	249,837

DISTRIBUTION TO SHAREHOLDERS FROM NET INVESTMENT INCOME	–	–

CAPITAL SHARE TRANSACTIONS (Note 7)	$(651,676)	(694,311)

NET DECREASE IN NET ASSETS	$ (713,836)	$ (444,474)

NET ASSETS
Beginning of period	$5,592,453	$6,036,927
End of period	$4,878,617	$5,592,453

See accompanying Notes to Financial Statements.

10 | Madison Mosaic Equity Trust | Annual Report | December 31, 2011

MADOX | Madison Institutional Equity Option Fund

Financial Highlights

Per Share Operating Performance for One Share Outstanding Throughout the Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.48	$14.75	$11.44	$18.13	$21.18
Investment Operations
Net investment income (loss)	(0.02)	(0.00)1	0.01	0.15	0.13
Net realized and unrealized gain (loss) on investments and options transactions	(0.23)	0.73	3.31	(5.40)	(0.84)
Total from investment operations	(0.25)	0.73	3.32	(5.25)	(0.71)
Less distributions from:
Net investment income	–	–	(0.01)	(0.15)	(0.13)
Capital gains	–	–	–	(1.29)	(2.21)
Total distributions	–	–	(0.01)	(1.44)	(2.34)
Net Asset Value, End of Period	$15.23	$15.48	$14.75	$11.44	$18.13
Total Investment Return (%)	(1.62)	4.95	29.05	(29.91)	(3.98)
Ratios and Supplemental Data
Net assets, end of period (thousands)	$4,879	$5,592	$6,037	$4,642	$13,153
Ratio of expenses to average net assets (%)	1.02	0.79	0.76	0.79	0.95
Ratio of net investment income to average net assets (%)	(0.16)	(0.02)	0.07	0.69	0.65
Portfolio turnover (%)	73	81	46	40	103
1 The fund had a net investment loss but it was less than a penny. Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | Annual Report | December 31, 2011 | 11

MADOX | Madison Institutional Equity Option Fund

Notes to Financial Statements
1. Summary of Significant Accounting Policies. Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust currently offers six portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Madison Institutional Equity Option Fund (the "Fund"), which commenced operations March 31, 2006. Its objectives and strategies are detailed in its prospectus. The remaining five Trust portfolios present their financial information in a separate report.

Portfolio Valuation: Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on NASDAQ which are valued at the NASDAQ official closing price ("NOCP"), American Despository Receipts (i.e. ADRs) which are priced on an evaluated basis utilizing the closing price of the underlying security, the foreign exchange rate and the ADR ratio and options which are valued at the mean between the best bid and best ask prices across all option exchanges. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

The Fund has adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –quoted prices in active markets for identical investments

Level 2 –  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the period ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at fair value:

12 | Madison Mosaic Equity Trust | Annual Report | December 31, 2011

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

Fund	Level 1	Level 2	Level 3	Value at 12/31/11
Madison Institutional Equity Option
Assets:
Common Stocks	$3,975,519	$ 121,080	$ –	$4,096,599
Repurchase Agreement	–	926,337	–	926,337
Total	$3,975,519	$1,047,417	$ –	$5,022,936
Liabilities:
Written options	$ 145,542	$ –	$ –	$ 145,542
Total	$ 145,542	$ –	$ –	$ 145,542
Please see Portfolio of Investments for common stock sector breakdown and listing of all securities within each caption.

There were no transfers between classification levels during the period ended December 31, 2011. As of and during the year ended December 31, 2011, the Fund did not hold securities deemed as a Level 3.

The following table presents the types of derivatives in the Fund and their effect:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts		--	Options written	$145,542

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended

December 31, 2011:
	Realized Gain on Derivatives:	Change in Unrealized Depreciation on Derivatives
Derivatives not accounted for as hedging instruments
Equity contracts	$196,131	$169,044

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  The effective date of the ASU is for Interim and annual periods beginning after December 15, 2011 and therefore not effective for the current fiscal year.  The Fund’s investment adviser is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Fund. Capital gain

Madison Mosaic Equity Trust | Annual Report | December 31, 2011 | 13

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

distributions, if any, are declared and paid annually at year-end. There were no distributions in 2011.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows :

Net realized losses on investments	$(3,016,640)
Net unrealized depreciation on investments	(548,739)
$(3,565,379)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

As of and during the year ended December 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Tax years open to examination by tax authorities under the statute of limitations include 2008 through 2011.

As of December 31, 2011, for federal income tax purposes, the Fund had available capital loss carryovers which will expire as follows:

Expiration Date
December 31, 2017	$ 872,062
December 31, 2018	2,144,578

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2011 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to net investment losses in the amount of $8,039 was reclassified from accumulated undistributed net investment income to paid in capital.

Information on the tax components of investments, excluding option contracts, as of December 31, 2011 is as follows:

Aggregate Cost	$ 5,611,653
Gross unrealized appreciation	153,962
Gross unrealized depreciation	(742,679)
Net unrealized depreciation	$ (588,717)

Clarification of Investment Strategy: When options are exercised and stocks are called away, the Fund will see its cash level materially increase. Although the Fund intends to invest at least 80% of its assets in securities under normal circumstances, there may be times when the Fund’s cash and cash equivalents represent more than 20% of the Fund’s assets for indeterminate periods until it is opportune to re-invest these amounts in securities pursuant to the Fund’s equity and option strategies.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below

14| Madison Mosaic Equity Trust | Annual Report | December 31, 2011

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Excemptive Order issed by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same investment adviser, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2011, the Fund had approximately a 3.7% interest in the consolidated repurchase agreement of $24,892,514 collateralized by $25,389,217 in Fannie Mae Mortgage Backed Security Notes. Proceeds at maturity were $24,892,521.

In April 2011, the FASB issued ASU No. 2011-03 "Reconsideration of Effective Control of Repurchase Agreements". ASU 2011-03 is an amendment to Topic 860 "Transfers and Servicing."  These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.

3. Investment Advisory Fees. The investment adviser to the Fund, Madison Investment Advisors, LLC (the "Adviser"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Fund. As of April 1, 2007, a fulcrum fee was applied to the advisory fee which can increase, decrease or have no effect on the advisory fee based on certain performance criteria described in the Fund’s prospectus. The fee is accrued daily and is paid monthly.

4. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. The expenses of the Fund’s Independent Trustees and auditors is paid from this fee. The fee payable under the Services Agreement is set at 0.20% of average net assets on the first $500 million of assets and 0.15% on net assets in excess of $500 million.

5. Investment Transactions. Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2011 were $3,084,969 and $3,661,010, respectively. No U.S. Government securities were purchased or sold during the period.

6. Covered Call Options. The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transitions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Madison Mosaic Equity Trust | Annual Report | December 31, 2011 | 15

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | concluded

Transactions in option contracts during the year ended December 31, 2011 were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1,374	$272,036
Options written	1,829	337,921
Options expired	(698)	(107,719)
Options closed	(480)	(106,769)
Options assigned	(1,009)	(209,949)
Options outstanding at end of period	1,016	$185,520

7. Capital Share Transactions.

An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended December 31,
	2011	2010
In Dollars
Shares sold	$ –	$10,000
Shares issued in reinvestment of dividends	–	–
Total shares issued	–	10,000
Shares redeemed	(651,676)	(704,311)
Net decrease	$(651,676)	$(694,311)

In Shares
Shares sold	–	645
Shares issued in reinvestment of dividends	–	–
Total shares issued	–	645
Shares redeemed	(41,109)	(48,637)
Net decrease	(41,109)	(47,992)

8. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund’s financial statements. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

16 | Madison Mosaic Equity Trust | Annual Report | December 31, 2011

MADOX | Madison Institutional Equity Option Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Institutional Equity Option Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Madison Institutional Equity Option Fund (the "Fund"), as of December 31, 2011 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, and the results of its operations for the year then ended and the changes of its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois
February 22, 2012

Madison Mosaic Equity Trust | Annual Report | December 31, 2011 | 17

MADOX | Madison Institutional Equity Option Fund

Other Information
Fund Expenses

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 4 above for an explanation of the types of costs charged by the Fund. This Example is based on an investment of $1,000 invested on July 1, 2011 and held for the six-months ended December 31, 2011.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Madison Institutional Equity Option Fund	$1,000.00	$970.06	1.02%	$4.97
1For the six-months ended December 31, 2011.
2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Madison Institutional Equity Option Fund	$1,000.00	$1,025.47	1.02%	$5.22
1For the six-months ended December 31, 2011.
2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

18 | Madison Mosaic Equity Trust | Annual Report | December 31, 2011

MADOX | Madison Institutional Equity Option Fund | Other Information | concluded

Forward-Looking Statement Disclosure.

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information.

The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended December 31, 2011 is available to you upon request and free of charge, by writing to Madison Institutional Equity Option Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Madison Mosaic Equity Trust | Annual Report | December 31, 2011 | 19

MADOX | Madison Institutional Equity Option Fund

Trustees and Officers

The address of each trustee and officer of the Trust is 550 Science Drive, Madison, WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ, 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling Madison Mosaic Funds at 1-800-368-3195.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	President, 1996 - Present
Madison Investment Holdings, Inc. ("MIH") (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC ("MAM") (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; Madison Investment Advisors, LLC ("Madison" or the "Adviser"), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the fund), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present
Frank E. Burgess1 1942	Trustee and Vice President, 1996 - Present
MIH, Executive Director and President, 2010 - Present; Managing Director and President, 1973 - 2010; MAM, Executive Director and President, 2010 - Present; President, 2004 - 2010; Madison, Executive Director and President, 2010 - Present; Madison Mosaic Funds (13 funds, including the fund), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present

Madison Mosaic Funds (13), 1996 - Present; Madison
Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

1 "Interested person" as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

20 | Madison Mosaic Equity Trust | Annual Report | December 31, 2011

MADOX | Madison Institutional Equity Option Fund | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Jay R. Sekelsky 1959	Vice President, 1996 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; MAM, Executive Director and Chief Investment Officer, 2010 - Present; Madison, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the fund), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; MAM and Madison, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (13 funds, including the fund), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009
MIH and Madison, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the fund), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2005 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Treasurer, 2009 - Present
N/A

Madison Mosaic Equity Trust | Annual Report | December 31, 2011 | 21

MADOX | Madison Institutional Equity Option Fund | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present
MIH and Madison, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the fund), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005
N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present; Corporate Counsel and Assistant Secretary, 2009 - Present; General Counsel and Secretary, 1992 - 2009
MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009; Mosaic Funds Distributor, LLC ("MFD") (an affiliated brokerage firm of Madison), Principal, 1998 - Present; Concord Asset Management, LLC ("Concord") (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC ("NorthRoad") (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present; Madison Mosaic Funds (13 funds, including the fund), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A

22 | Madison Mosaic Equity Trust | Annual Report | December 31, 2011

MADOX | Madison Institutional Equity Option Fund | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIH, MAM, Madison, Madison Scottsdale, LC, MFD, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (13 funds, including the fund), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44
Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (13 funds, including the fund), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

Madison Mosaic Equity Trust | Annual Report | December 31, 2011 | 23

MADOX | Madison Institutional Equity Option Fund | Trustees and Officers | concluded

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
James R Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44
Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the fund), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the fund), 1996 - Present; Madison Strategic Sector Premium Fund. 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this report, the fund complex consists of the Trust with 6 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Income, Tax-Free and Government Money Market Trusts, which together have 7 portfolios, for a grand total of 44 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

24 | Madison Mosaic Equity Trust | Annual Report | December 31, 2011

The Madison Mosaic Family of Mutual Funds
Equity Trust
Investors Fund
Mid-Cap Fund
Disciplined Equity Fund
Balanced Fund
NorthRoad International Fund
Madison Institutional Equity Option Fund

Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

An investment in any Madison Mosaic fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Government Money Market fund seeks to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the fund.

TRANSFER AGENT
Madison Mosaic(R) Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711
(Madison Mosaic logo)
Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3615

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2003.

(c) The code has not been materially amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

In July 2011, Lorence Wheeler, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2011 and 2010, respectively, out of the Services Agreement fees collected from or paid on behalf of all Madison Mosaic Funds were $91,800 ($111,800 including the Madison Strategic Sector Premium Fund, an affiliated closed-end fund ("MSP")) and $85,300 ($105,300 including MSP). Of these amounts, approximately $57,800 and $52,800, respectively, was or will be attributable to Madison Mosaic Equity Trust and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Equity Trust

By: (signature)
W. Richard Mason, Chief Compliance Officer
Date: February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)
Katherine L. Frank, Chief Executive Officer
Date: February 27, 2012

By:  (signature)
Greg Hoppe, Chief Financial Officer
Date: February 27, 2012